As Filed with the Securities and Exchange Commission on April 30, 2020
Registration Nos. 333 ‑ 103492
811 – 21313

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N‑4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

[ ] Pre‑Effective Amendment No.
[ x ] Post-Effective Amendment No. 19

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

[ x ] Amendment No. 19

AMERICAN FIDELITY SEPARATE ACCOUNT C
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and General Counsel	Vice President and Senior Counsel
American Fidelity Assurance Company	American Fidelity Assurance Company
9000 Cameron Parkway	9000 Cameron Parkway
Oklahoma City, Oklahoma 73114	Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ] on May 1, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.

Title of Securities Being Registered:	Group variable annuity contracts

AFMaxx® 457(b) Group Variable Annuity from May 1, 2020

AFMaxx® 457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

PROSPECTUS
May 1, 2020
American Fidelity Separate Account C (“Separate Account C” or the “Registrant”) is offering group annuity contracts to state and local governmental employers for use in Eligible Deferred Compensation Plans as defined in Section 457(b) of the Internal Revenue Code, as amended.  This prospectus describes all of the material features of the policy, which is issued by American Fidelity Assurance Company, in the form of group contracts between American Fidelity Assurance Company and the state or local government employer.
The AFMaxx® 457(b) Group Variable Annuity is a group deferred, flexible payment annuity policy.  You have 11 investment options in the annuity – the Guaranteed Interest Account, which is a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios:
American Funds Insurance Series® Blue Chip Income and Growth Fund International Fund BNY Mellon Stock Index Fund, Inc. BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio
Mid-Cap Index Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

This prospectus contains important information about the AFMaxx® 457(b) Group Variable Annuity and Separate Account C that prospective investors should know before investing.  Please keep this prospectus for future reference.  We filed a Statement of Additional Information with the Securities and Exchange Commission (“SEC”) dated May 1, 2020 that provides more information about the annuity we are offering.  You can get a copy of our Statement of Additional Information at no charge from us or from the SEC.  The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference into this prospectus, and other material that we file electronically with the SEC.  Our Statement of Additional Information is incorporated by reference into this prospectus.  The table of contents of the Statement of Additional Information is on the last page of this prospectus.
For a free copy of the Statement of Additional Information, contact us at:
Telephone:  1.800.662.1113
U.S. Mail:  P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520
Email:  va.help@americanfidelity.com
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Registrant electronically by contacting us, as set forth above. You may elect to receive all future reports in paper free of charge.  You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting us, as set forth above.

i

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contract may only be available in certain states.

Please read this prospectus carefully and keep it for future reference.

* Vanguard is a trademark of The Vanguard Group, Inc.

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.
Account value:  The value of your participant account during the accumulation phase.
Accumulation phase:  The period of time beginning when a participant elects to participate in the plan (the participant effective date) and ending when a participant begins receiving annuity payments (the date the participant account is closed).  Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.
Accumulation unit:  The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase.
Annuitant:  The person on whose life annuity payments are based.
Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date:  The date annuity payments begin.
Annuity options:  The pay-out methods available to select during the annuity period.
Annuity payments:  Regular income payments received from the policy during the annuity phase.
Annuity phase:  The period of time during which annuity payments are made.
Eligible portfolios:  The portfolios that serve as the Separate Account’s underlying investment options.  Each sub-account invests its assets into a corresponding portfolio.  Each portfolio (sometimes called a fund) has its own investment objective.
General account:  Our general account consists of all of our assets other than those assets allocated to all separate accounts.
Guaranteed Interest Account option:  The fixed investment option within our general account which earns interest.
Investment options:  The eligible investment options consist of (1) the Guaranteed Interest Account, which is the fixed investment option, and (2) the sub-accounts, which are variable investment options.  We reserve the right to add, remove, or combine sub-accounts as eligible investment options.
Participant:  A person for whom an interest is maintained under a group variable annuity policy, generally an employee.
Participant account:  The account we maintain for you as a participant, reflecting the accumulation units credited to you.
Plan:  The 457(b) eligible deferred compensation plan established and maintained by the policyholder as it exists on the date it is issued to the policyholder (the date of issue) and any subsequent amendment(s) to it.
Policy:  The AFMaxx® 457(b) Group Variable Annuity.
Policyholder:  The owner of the policy, generally a state or local government employer identified on the application and to whom the policy is issued.
Policy year:  The annual period that begins on the date of issue and each anniversary of that date.  In order to determine a participant’s applicable withdrawal charges, this period begins with the participant effective date.
Portfolio companies:  The companies offering the portfolios in which the sub-accounts invest.
Purchase payment:  Money invested in the plan on behalf of a participant and allocated to a participant’s account.
Separate Account:  The separate account is called American Fidelity Separate Account C, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Sub-Account:  An investment option of Separate Account C that invests its assets in shares of a corresponding eligible portfolio.
We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.

v

SUMMARY
In this summary, we discuss some of the important features of the AFMaxx® 457(b) Group Variable Annuity policy.  Please read the entire prospectus for more detailed information about the policy and Separate Account C.  The policy is issued in connection with an eligible deferred compensation plan pursuant to Section 457(b) of the Internal Revenue Code.
In this prospectus, we describe the AFMaxx® 457(b) Group Variable Annuity, a group deferred, flexible payment annuity policy.  It is a group contract between a state or local government employer, as the policyholder on behalf of its participants, and American Fidelity Assurance Company.  American Fidelity Assurance Company issues a single policy to the employer, who is then the policyholder.  Through the AFMaxx® 457(b) Group Variable Annuity, the plan provides a means for eligible employees to invest, on a tax deferred basis, in one or more of the sub-accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option.  Each of the sub-accounts invests in a corresponding eligible portfolio.
The AFMaxx® 457(b) Group Variable Annuity is designated for participants seeking long term earnings generally for retirement or other long-term purposes.  Participation in the AFMaxx® 457(b) Group Variable Annuity should not be considered for those looking for a short-term investment or those that cannot afford to lose some or all of the money invested.
Like all deferred annuities, the AFMaxx® 457(b) Group Variable Annuity has two phases: the accumulation phase and the annuity phase.  During the accumulation phase, participants invest money in the annuity, at which point earnings accumulate on a tax deferred basis and are taxed as income only upon distribution.  Similarly, during the annuity phase, earnings are taxed as income only upon distribution.  Annuity payments under the policy will be paid on a fixed basis only.  A qualified plan provides tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.
The annuity phase begins when the participant starts receiving regular payments under the annuity income options from his or her participant account.  Although annuity payments are paid on a fixed basis only, the amount of the payments a participant receives during the annuity phase will depend on the amount of money invested and the performance of the selected investment options during the accumulation phase.  Annuity payments and options are discussed elsewhere in this document.
When purchase payments are made to a participant account, the payments will be allocated according to the instructions we receive from the participant or policyholder, as applicable.  A participant may allocate some or all of a purchase payment to one or more of the sub-accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option.  We reserve the right to add or remove sub-accounts as investment options:
American Funds Insurance Series® – Blue Chip Income and Growth Fund
American Funds Insurance Series® – International Fund
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund – Balanced Portfolio
Vanguard® Variable Insurance Fund – Capital Growth Portfolio
Vanguard® Variable Insurance Fund – Mid-Cap Index Portfolio
Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio
Vanguard® Variable Insurance Fund – Total Stock Market Index Portfolio

1

Each of the foregoing sub-accounts invests in a corresponding portfolio.  The portfolios offer professionally managed investment choices.  Participants can make or lose money by investing in the variable investment options, depending on market conditions and the performance of the portfolio(s) that correspond with the sub-account(s) to which purchase payments are allocated.  Please see the information under “Investment Options”, describing how you can obtain a copy of the portfolios’ prospectuses.
The earnings accumulated as a result of investments in the AFMaxx® 457(b) Group Variable Annuity are not taxed until received as a distribution.  Because all of the contributions to the annuity are made, pursuant to the plan, on a pre-tax basis, all distributions will be subject to state and federal income tax unless the distribution is rolled over to an “eligible employer plan” or to an IRA in a direct rollover.  The participant will receive a special tax notice explaining the tax consequences of the distribution options available before receiving an eligible rollover distribution.
A participant may withdraw money from his or her participant account during the accumulation phase only if the participant is eligible for withdrawal under the terms of the 457(b) plan due to the occurrence of a distribution event described under “Restrictions on Distributions”, below, and a withdrawal charge may apply.  The minimum partial withdrawal is $250, but a withdrawal must not reduce the value of the participant account to less than $100.  Withdrawals and charges that may apply to withdrawals are discussed under “Withdrawals” below.
The policyholder may return the policy to us or to our agent within 30 calendar days after it is delivered.  If returned, the policy will be void from the beginning and we will refund the greater of: (i) the purchase payments paid or (ii) the account value as of the earlier of the date we receive the policy in our home office or the date our agent receives the returned policy.
Questions.  If you have any questions about the AFMaxx® 457(b) Group Variable Annuity or need more information, please contact us at:
American Fidelity Assurance Company
Annuity Services Department
P.O. Box 25520
Oklahoma City, Oklahoma 73125‑0520
Telephone:  1.800.662.1113
E-mail:  va.help@americanfidelity.com

2

FEE TABLE
The following tables describe the fees and expenses participants will pay when buying, owning, and surrendering a policy.  The first table describes the withdrawal charge that applies when a withdrawal is made from a participant account or when a policy is surrendered.  State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge (as a percentage of the amount withdrawn)

Policy Year	Withdrawal Charge
1	8%
2	8%
3	8%
4	8%
5	8%
6	4%
7	4%
8	4%
9	4%
10	4%
11+	0%
The next table describes the fees and expenses that apply periodically during the life of a policy, not including the portfolio fees and expenses.
Separate Account Annual Expenses (as a percentage of average account value)	Current Fee[1]	Maximum Fee

Mortality and Expense Risk Charge	1.25%[2]	1.25%
Account Fees and Expenses
Administrative Charge	0.15%	0.25%
Distribution Expense Charge	0.10%	0.25%
Total Separate Account Annual Expenses	1.50%	1.75%
The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically while you own the policy.  Additional details about each portfolio’s fees and expenses are contained in the prospectus for each portfolio.
Total Annual Portfolio Operating Expenses	MINIMUM	MAXIMUM
(expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.13%	0.84%
Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)
American Funds Insurance Series® 3
Blue Chip Income and Growth Fund
Management Fee	0.39%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.43%
International Fund
Management Fee	0.49%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.55%

1 We currently charge lower fees than the maximum allowed under the policy.  The current and maximum fees we may charge at the separate account level are shown in the Annual Expenses table.  We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of a participant account invested in a portfolio.
2 For participants in the BNY Mellon Opportunistic Small Cap Portfolio, this charge was reduced from June 14, 2019 to April 30, 2020 and will be reduced from May 1, 2020 to June 13, 2020 to reflect American Fidelity Assurance Company’s agreement to waive fees in an amount necessary to cause the Net Annual Operating Expenses of the BNY Mellon Opportunistic Small Cap Portfolio not to exceed 0.55% through June 13, 2020.  The agreement was made in connection with the replacement of the Blackrock Advantage U.S. Total Market V.I. Fund with the BNY Mellon Opportunistic Small Cap Portfolio on June 14, 2019.
3 American Funds Insurance Series: Class 1 Shares

3

BNY Mellon Stock Index Fund, Inc.4
Management Fee	0.25%
Other Expenses	0.02%
Total Annual Operating Expenses	0.27%
BNY Mellon Variable Investment Fund5
Opportunistic Small Cap Portfolio
Management Fee	0.75%
Other Expenses	0.09%
Total Annual Operating Expense	0.84%
Fee Waiver and/or Expense Reimbursement[6]	0.29%[7]
Net Annual Operating Expenses (May 1, 2020 – June 13, 2020)	0.55%
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc. 8
Management Fee	0.60%
Other Expenses	0.08%
Total Annual Operating Expenses	0.68%
Vanguard® Variable Insurance Fund
Balanced Portfolio
Management Expenses	0.15%
Investment Advisory Fee	0.05%
Market & Distribution Cost	0.01%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.21%
Capital Growth Portfolio
Management Expenses	0.18%
Investment Advisory Fee	0.15%
Market & Distribution Cost	0.01%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.34%
Mid-Cap Index Portfolio
Management Expenses	0.15%
Investment Advisory Fee	0.01%
Market & Distribution Cost	0.01%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.17%
Total Bond Market Index Portfolio
Management Expenses	0.12%
Investment Advisory Fee	0.00%
Market & Distribution Cost	0.01%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.14%

4 The BNY Mellon Sustainable U.S. Equity Portfolio, Inc., BNY Mellon Stock Index Fund, Inc. and BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio: Initial Share Class.
5 The BNY Mellon Sustainable U.S. Equity Portfolio, Inc., BNY Mellon Stock Index Fund, Inc. and BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio: Initial Share Class
6 American Fidelity Assurance Company agreed to waive its Mortality and Expense Risk Charges for participants in the BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio by an expense reimbursement in an amount  sufficient to cause  the Net Total Annual Operating Expenses of the BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio not to exceed 0.55%  through  June 13, 2020, as adjusted to reflect any change to the Fee Waiver and/or Expense Reimbursement, as explained below.
7 Reflects the amount by which the Total Annual Operating Expenses of the BNY Mellon Opportunistic Small Cap Portfolio exceed 0.55% (the “Expense Difference”).  We anticipate that the Expense Difference will be 0.29%.  To the extent that the Expense Difference is not equal to 0.29%, the Fee Waiver and/or Expense Reimbursement will be equal to the Expense Difference until June 13, 2020.  After June 30, 2020, the Total Annual Operating Expenses of the BNY Mellon Opportunistic Small Cap Portfolio will revert to 0.84%.
8 The BNY Mellon Sustainable U.S. Equity Portfolio, Inc., BNY Mellon Stock Index Fund, Inc. and BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio: Initial Share Class.

4

Total Stock Market Index Portfolio
Management Expenses	N/A
Investment Advisory Fee	N/A
Other Expenses	N/A
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.13%

Examples
These examples are intended to assist in comparing the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include (1) contract owner transaction expenses (other than transfer fees and loan fees), (2) annual contract fees, (3) separate account annual expenses, and (4) portfolio fees and expenses.
The examples assume an initial investment of $10,000 in the policy for the time periods indicated.  The examples also assume that the investment has a 5% return each year and assume the maximum fees and expenses of the portfolios.  Although the actual costs may be higher or lower, based on these assumptions, the examples show the expenses that would be paid on a $10,000 investment (a) if policy is surrendered at the end of each time period or (b) if a policy is not surrendered or a policy is annuitized at the end of the applicable time period.

	Time Periods
		1 Year	3 Years	5 Years	10 Years

American Funds Insurance Series®
(IS) Blue Chip Income and Growth	(a)	996	1,405	1,840	2,782
	(b)	196	605	1,040	2,245

(IS) International Fund	(a)	1,008	1,442	1,901	2,900
	(b)	208	642	1,101	2,369

BNY Mellon Stock Index Fund, Inc.	(a)	980	1,357	1,757	2,622
	(b)	180	557	957	2,076

BNY Mellon Variable Investment Fund
Opportunistic Small Cap Portfolio	(a)	1,008	1,442	1,901	2,900
	(b)	208	642	1,101	2,369

The BNY Mellon Sustainable U.S. Equity Portfolio, Inc..	(a)	1,021	1,481	1,967	3,026
	(b)	221	681	1,167	2,502
Vanguard® Variable Insurance Fund
Balanced Portfolio	(a)	974	1,338	1,726	2,561
	(b)	174	538	926	2,012

Capital Growth Portfolio	(a)	987	1,378	1,794	2,692
	(b)	187	578	994	2,150

Mid-Cap Index Portfolio	(a)	970	1,326	1,706	2,520
	(b)	170	526	906	1,969

Total Bond Market Index Portfolio	(a)	967	1,317	1,690	2,490
	(b)	167	517	890	1,937

Total Stock Market Index Portfolio	(a)	966	1,314	1,685	2,479
	(b)	166	514	885	1,926

We based annual expenses of the underlying portfolios on data provided by the portfolio companies for the year ended December 31, 2019. We did not independently verify the data provided; however, we did prepare the examples.
The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The 5% annual rate of return assumed in the examples is not an estimate or guarantee of future performance.

* Vanguard is a trademark of The Vanguard Group, Inc.

5

CONDENSED FINANCIAL INFORMATION
During the accumulation phase, we calculate the value of each participant’s share of different sub-accounts with a unit of measurement called an accumulation unit.  The table below sets forth the accumulation unit values as of January 1 and December 31 for each year since the later of (1) 2010 (the last 10 fiscal years of Separate Account C’s operations) and (2) the year that the sub-account began operations.  An explanation of how we calculate the value of an accumulation unit is located elsewhere in this document.

	Sub-account Unit Value at January 1	Sub-account Unit Value at December 31	Number of Sub- account Units Outstanding at December 31

American Funds Insurance Series®
Blue Chip Income and Growth
2018	$10.000	$ 8.990	508
2019	$8.990	$10.774	927,351
International Fund
2014	$10.000	$ 9.642	16,837
2015	$ 9.642	$ 9.094	55,756
2016	$ 9.094	$ 9.298	77,687
2017	$ 9.298	$12.132	96,168
2018	$12.132	$10.405	115,379
2019	$10.405	$12.629	131,091
BNY Mellon Stock Index Fund, Inc.
2010	$12.934	$14.632	399,626
2011	$14.632	$14.684	448,963
2012	$14.684	$16.743	483,990
2013	$16.743	$21.776	511,004
2014	$21.776	$24.331	541,370
2015	$24.331	$24.235	541,034
2016	$24.235	$26.669	535,183
2017	$26.669	$31.930	544,962
2018	$31.930	$29.997	548,785
2019	$29.997	$38.766	549,858
BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio
2017	$10.000	$10.914	429
2018	$10.914	$ 8.700	12,368
2019	$8.700	$10.453	1,137,415
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
2010	$12.639	$14.296	32,152
2011	$14.296	$14.210	34,966
2012	$14.210	$15.674	38,111
2013	$15.674	$20.744	40,769
2014	$20.744	$23.185	43,155
2015	$23.185	$22.110	46,456
2016	$22.110	$24.040	49,275
2017	$24.040	$27.313	51,079
2018	$27.313	$25.722	53,058
2019	$25.722	$34.046	55,856
Vanguard® Variable Insurance Fund
Balanced Portfolio
2010	$11.680	$12.773	250,570
2011	$12.773	$13.049	305,373
2012	$13.049	$14.469	354,868
2013	$14.469	$17.088	399,513
2014	$17.088	$18.491	445,179
2015	$18.491	$18.232	493,520
2016	$18.232	$19.938	524,393
2017	$19.938	$22.533	543,694
2018	$22.533	$21.440	554,569
2019	$21.440	$25.870	566,688

6

Capital Growth Portfolio
2010	$10.000	$12.114	8,290
2011	$12.114	$11.823	13,151
2012	$11.823	$13.449	23,334
2013	$13.449	$18.348	32,607
2014	$18.348	$21.405	47,817
2015	$21.405	$21.640	81,179
2016	$21.640	$23.629	95,938
2017	$23.629	$29.989	120,977
2018	$29.989	$29.195	141,816
2019	$29.195	$36.381	164,756
Mid-Cap Index Portfolio
2014	$10.000	$10.077	10,220
2015	$10.077	$ 9.785	74,027
2016	$ 9.785	$10.710	100,428
2017	$10.710	$12.564	124,576
2018	$12.564	$11.222	150,609
2019	$11.222	$14.468	179,540
Total Bond Market Index Portfolio
2010	$11.636	$12.208	112,743
2011	$12.208	$12.946	138,595
2012	$12.946	$13.267	156,603
2013	$13.267	$12.770	168,820
2014	$12.770	$13.321	178,017
2015	$13.321	$13.167	197,757
2016	$13.167	$13.291	212,240
2017	$13.291	$13.549	236,579
2018	$13.549	$13.330	235,241
2019	$13.330	$14.271	263,534
Total Stock Market Index Portfolio
2014	$10.000	$ 9.944	267,253
2015	$ 9.944	$ 9.832	319,095
2016	$ 9.832	$10.902	376,112
2017	$10.902	$12.991	400,972
2018	$12.991	$12.115	435,971
2019	$12.115	$15.604	458,203

7

REVENUE SHARING ARRANGEMENTS
We currently receive additional cash payments in connection with the portfolio companies identified below in exchange for providing certain administrative services.  In consideration for these payments, we agree to perform services such as shareholder servicing, sub-administration and record-keeping, as well as various other administrative services.  These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses.  These payments are sometimes referred to as “revenue sharing.”  Our sales people do not receive any additional compensation for selling one sub-account over another, and they do not give any special preference to a sub-account just because that fund has a more favorable revenue sharing arrangement with us.
In connection with your fund purchase, we are entitled to receive a percentage of the purchased sub-account’s average daily net assets maintained for our policy holders.  These percentages differ based upon the terms of our agreements, which may be terminated at any time.  We have entered into the following revenue sharing arrangements:
Company (Portfolio Company)	Revenue Sharing %
The BNY Mellon Corporation (with regard to BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio)	0.10%
The BNY Mellon Corporation (with regard to The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.)	0.15%

THE AFMaxx® 457(b) GROUP VARIABLE ANNUITY
Owning a 457(b) Group Variable Annuity Policy
The AFMaxx® 457(b) Group Variable Annuity is a group annuity policy that is designed for use in eligible deferred compensation plans adopted by state and local governmental employers pursuant to Section 457(b) of the Internal Revenue Code.  American Fidelity Assurance Company issues a single policy that acts as a contract between an employer, who is the policyholder on behalf of the participants, and American Fidelity Assurance Company.  Any present or future employee of the policyholder can become a participant by investing in the policy.  Under the policy, American Fidelity Assurance Company promises to pay income to the participants in the form of annuity payments beginning on a date chosen by the participant.  American Fidelity Assurance Company establishes an account for each participant, and the account contains values and reflects activity for the participant.  The person upon whose life the annuity payments are based is called the annuitant.  If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to the beneficiary.
Assets held under the policy must be held for the exclusive benefit of participants and their beneficiaries under the plan.  All liabilities with respect to plan participants and their beneficiaries must be satisfied before any part of the assets and income of the policy will be used for, or diverted to, purposes other than for the exclusive benefit of plan participants and their beneficiaries.
Naming a Beneficiary
The beneficiary is the person or entity named in accordance with the plan to receive a benefit in the event of a participant’s death.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
Voting Rights
Although American Fidelity Assurance Company legally owns the underlying portfolios’ shares, we believe that we must get instructions from participants or the policyholders about how to vote the shares when an underlying portfolio company solicits proxies in conjunction with a shareholder vote.  When we receive appropriate voting instructions, we will vote all of the shares we own in proportion to those instructions.  This type of voting may allow a small number of policy owners to control the outcome of the vote.  If we determine that we are no longer required to seek voting instructions, we will vote the shares in our own right.

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ABOUT THE PARTICIPANT ACCOUNT
Purchase Payments
Money is invested in the policy when purchase payments are made.  Purchase payments can only be made during the accumulation phase.  Except for the initial purchase payment, purchase payments will be credited within one business day of receipt in our office.  Depending on the plan, the amount of a participant’s purchase payments may be increased, decreased or changed at any time.  All payment allocations must be in whole percentages.  Purchase payments made by or on behalf of a participant must be at least $300 annually, unless we agree to a lesser amount.  A participant account will not lapse even if no purchase payments are made during a policy year.
Once we receive a minimum initial purchase payment of $25 and the proper enrollment forms, we will (1) issue verification of participation in the policy, and (2) allocate the initial purchase payment according to instructions provided within two business days.  We will contact the participant if additional information is needed to complete the application process. We reserve the right to reject any application or purchase payment.  At the time the policy is purchased, the annuitant cannot be older than 85 years old or the maximum age permitted under state law.  American Fidelity Assurance Company allocates purchase payments to each participant’s account as instructed by the policyholder, in accordance with the terms of the plan.  Subsequent purchase payments will be allocated in the same manner unless we receive other instructions.  The policyholder, or the participant, if the plan permits, may change allocations among sub-accounts for future purchase payments.
Accumulation Units
In order to keep track of the value of a participant account during the accumulation period, we use a measurement called an accumulation unit.  Every purchase payment increases the number of accumulation units in a participant’s account.  To determine the number of accumulation units that we should credit to a participant account, we determine the value of the accumulation unit for each sub-account to which the participant allocates purchase payments.  Because each sub-account has its own value, the value of the accumulation unit for each of the sub-accounts differs.  We calculate the value of accumulation units after the New York Stock Exchange closes and then credit the participant account accordingly.  On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub-account by dividing the total value of a sub-account’s net assets by the number of the sub-account’s outstanding accumulation units.
The value of an accumulation unit relating to any sub-account may go up or down from day to day.  If a participant allocates purchase payments to any of the variable investment options, the value of his or her participant account will fluctuate depending upon the investment performance of the portfolio(s) corresponding to the sub-account(s) to which the participant has allocated purchase payments.  (This is not true if a participant invests solely in the Guaranteed Interest Account.)  The value of a participant account also depends on the expenses of the policy and the underlying portfolio.
When a purchase payment is made, we credit the appropriate participant account with accumulation units using the accumulation unit value next determined after we receive the purchase payment.  The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub-account by the value of the accumulation unit for that sub-account.  When a withdrawal is made, the number of accumulation units in the participant account will decrease.  For more information about withdrawals, see the “Withdrawals” information that appears elsewhere in this document.
The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made.
Example
On Thursday, we receive an additional purchase payment of $100 designated to a participant account.  The participant previously allocated 100% of this amount to the BNY Mellon Stock Index Fund sub-account.  When the New York Stock Exchange closes on that Thursday, we determine that a sub-account accumulation unit for the BNY Mellon Stock Index Fund is valued at $31.93.  To determine the increased value of the participant account, we divide $100 by $31.93 and credit the participant account on Thursday night with 3.13 accumulation units of the BNY Mellon Stock Index Fund sub-account.

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RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
In accordance with the plan, an annuity date will be established for each participant, at which time the participant will begin receiving regular monthly income payments (sometimes called distributions) from the annuity.  We must be notified of the desired annuity date at least 30 calendar days before annuity payments begin.
The earliest annuity date that may be requested for commencement of a participant’s annuity payments is 30 calendar days after a participant’s effective date.  The annuity date may not be later than the annuitant’s 85th birthday or the maximum date permitted under state law, whichever is earlier.  The annuity date may not be later than the earliest of the distribution date required by (i) federal law, (ii) the contract owner’s tax qualified plan, or (iii) if applicable, state law.  This annuity date may be changed by written request any time before the original annuity date, and at least 30 calendar days before the new annuity date.  Please read the plan for other information related to distributions.
The duration of a participant’s annuity phase will impact the amount of the participant’s monthly annuity payments.  Choosing an early annuity date may increase the duration of a participant’s annuity phase, which will decrease the amount of the participant’s monthly annuity payments.  Other material factors that determine the level of annuity benefits are the age of the annuitant, accumulation value of the annuity contract, and type and duration of the annuity option selected.
Selecting an Annuity Option
Four annuity payment options are available under the policy.  In order to receive annuity payments under an annuity option, we must receive notice of the annuity option selected at least 30 calendar days before the annuity date.  If an option is based on life expectancy, we will require proof of the payee’s date of birth.

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Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.  The amount of the first monthly payment depends on the annuity option selected and the age of the annuitant at the time the first payment is due.  The participant’s adjusted account value will be applied to the applicable annuity table based on the annuity option selected.  The policy contains tables indicating the dollar amount of the first fixed monthly payment under each annuity payment option for each $1,000 of value applied.  The guaranteed interest rate on all options is 3% compounded annually.  We may suspend, defer, or postpone annuity payments as described elsewhere in this document.
As permitted by the plan, one of the following annuity options may be chosen.  If no annuity option is selected, we will make monthly annuity payments to you in accordance with Option 2 below.  We may make other annuity options available from time to time.  After annuity payments begin, the annuity option cannot be changed.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
OPTION 2	Lifetime Annuity with Guaranteed Periods
We will make monthly payments for the guaranteed period selected and thereafter, during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of two people, usually husband and wife.  Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3%, or 50% of the annuity payment in effect originally.
If a reduced payment of 66 2/3% or 50% to the surviving annuitant is selected, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living.  Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise.

OPTION 4	Period Certain
We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years.  This option is available as a fixed annuity only.  When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the annuitant’s death.

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INVESTMENT OPTIONS
When purchase payments are made in connection with the AFMaxx® 457(b) Group Variable Annuity, a participant can allocate his or her purchase payments under the policy to one or more of Separate Account C’s sub-accounts and the Guaranteed Interest Account.  Each of the sub-accounts is a variable investment option and corresponds with one of the portfolios listed below.

NAME	TYPE OF PORTFOLIO COMPANY	INVESTMENT ADVISOR/ SUB-ADVISOR
American Funds Insurance Series ® • Blue Chip Income and Growth Fund • International Fund Call 1.800.421.9900 ext. 65413 to request portfolio prospectus	Open‑end, management investment company.	Advisor: Capital Research and Management CompanySM Sub-Advisor: None
BNY Mellon Stock Index Fund, Inc. Call 1.800.373.9387 to request portfolio prospectus	Open‑end management investment company	Advisor: BNY Mellon Investment Advisor, IncIndex Manager: Mellon Investments Corporation (affiliate of The BNY Mellon Corporation)
BNY Mellon Variable Investment Fund • Opportunistic Small Cap Portfolio Call 1.800.373.9387 to request portfolio prospectus	Open-end management investment company	Advisor: BNY Mellon Investment Advisor, Inc Sub-Advisor: None
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Call 1.800.373.9387 to request portfolio prospectus	Open-end management investment company	Advisor: BNY Mellon Investment Advisor, Inc Sub-Advisor: Newton Investment Management Limited (affiliate of The BNY Mellon Corporation)
Vanguard® Variable Insurance Fund
• Balanced Portfolio
• Capital Growth Portfolio
• Mid-Cap Index Portfolio
• Total Bond Market Index Portfolio
• Total Stock Market Index Portfolio

Call 1.800.522.5555 to request portfolio prospectus
Open-end, management investment company.
Advisor of Vanguard VIF Balanced Portfolio: Wellington Management, LLC
Advisor of Vanguard VIF Capital Growth Portfolio:  PRIMECAP Management Company
Advisor of Vanguard VIF Mid-Cap Index Portfolio, Vanguard VIF Total Bond Market Index Portfolio and Vanguard VIF Total Stock Market Index Portfolio: The Vanguard Group, Inc.
None of the available Vanguard portfolios have a sub-advisor.

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Shares of each of the portfolio companies are issued and redeemed in connection with investments in and payments under certain variable annuity policies and variable life insurance policies of various life insurance companies which may or may not be affiliated.  None of the portfolio companies believe that offering its shares in this manner will be disadvantageous.  Nevertheless, the board of trustees or the board of directors, as applicable, of each portfolio company intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and in order to determine what action, if any, should be taken.  If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a portfolio company.  An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets, which could adversely affect such portfolio’s net asset value per share.
Prospective investors should read the prospectuses for the portfolios carefully before investing.  The prospectuses contain detailed information about the eligible portfolios, including information about deductions from and expenses paid out of the assets of the portfolios.  Copies of the portfolios’ prospectuses may be requested by calling the telephone numbers in the Investment Options table.  To request a copy of the Statement of Additional Information of any of the portfolios, call the telephone numbers in the Investment Options table or contact us at the address and phone number on the cover of this prospectus.
Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions.  The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940.  Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts.  Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AFMaxx® 457(b) Group Variable Annuity.  If we decide to make a substitution, we will provide notice of our intention.
Transfers
Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated.  We reserve the right to limit the number of transfers that may be made.  All asset transfers made in any one day count as one transfer.  We will not be liable for transfers made at a participant’s or a policyholder’s direction.  All transfers must be in whole percentages.  Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.
Automatic Dollar Cost Averaging
Automatic dollar cost averaging allows a participant to transfer an established amount of money each quarter from one investment option to another.  The minimum amount that may be transferred from an investment option in this way is $500.  Only one investment option can be used as the source of a transfer.  By transferring the same amount on a regular schedule instead of transferring a larger amount at one time, a participant may be less susceptible to the impact of market fluctuations.  Automatic dollar cost averaging is only available during the accumulation phase.  Currently, there is no transfer fee; however, we reserve the right to take into account transfers made under the automatic dollar cost averaging program in determining any transfer fee that is applicable in the future.
Asset Rebalancing
After a participant allocates his or her money to different investment options, the performance of the different investment options may cause the allocation of the total investment to shift.  At the participant’s direction, we will automatically rebalance a participant account to return the total investment to the original percentage allocations.  If a participant requests our asset rebalancing service, we will make any necessary transfers on the first day after the end of the policy year.  Asset rebalancing is only available in the accumulation phase.

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Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners.  Although market timing by participants is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.
We have identified the possibility that participants may attempt to use market timing strategies in connection with Separate Account C, which includes variable investment options, as well as a fixed annuity account option.  Market timing can be accomplished by switching back and forth between investment options.  Market timing can make it very difficult for a portfolio company to manage an underlying portfolio’s investments. Frequent transfers may cause a portfolio company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.  For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.
In light of the risk posed to participants and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend, or change the ability of participants to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity.  In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios.  We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.
•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.
•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals, interfund transfer requests received by facsimile, and electronic transfers through our website.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a participant attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the participant will be assessed a withdrawal charge of up to 8% at the time of each withdrawal.  While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case-by-case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries.  However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account C.
Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers.  We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.

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EXPENSES
Charges and expenses that exist in connection with the AFMaxx® 457(b) Group Variable Annuity will reduce a participant’s investment return.  You should carefully read this section for information about these expenses.
Insurance Charges
We pay all of the operating expenses of Separate Account C, and we deduct insurance charges from each participant account.  We deduct the insurance charges when we calculate the value of the accumulation units.  The insurance charges include:
•	mortality and expense risk;
•	administrative expense; and
•	distribution expense.
Mortality and Expense Risk Charge.  The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a portfolio, after expenses are deducted.  This charge compensates us for all the insurance benefits provided by the policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.
Administrative Charge.  The administrative charge for each participant is equal, on an annual basis, to 0.15% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of a participant account invested in a portfolio.  This charge is for all the expenses associated with the policy’s administration.  Some examples of these expenses include:  preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge.  The distribution expense charge for each participant is equal, on an annual basis, to 0.10% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of the participant account invested in a portfolio.  This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals made may be subject to a withdrawal charge that compensates us for expenses associated with selling the AFMaxx® 457(b) Group Variable Annuity.  The withdrawal charge is a percentage (up to 8%) of the amount withdrawn, as shown in the Fee Table on page 3.  We calculate the withdrawal charge at the time of each withdrawal.  No withdrawal charge will be applied when a death benefit is paid.
Portfolio Expenses
In addition to the charges discussed above, there are deductions from, and expenses paid out of, the assets of the portfolios.  The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to the policy, we will deduct the amount of the tax from the policy.  Some of these taxes are due when the policy is issued; others are due when your annuity payments begin.  We pay any premium taxes when they become payable to the states.  Premium taxes generally range from 0% to 3.5%, depending on the state.
We will also deduct from the policy any income taxes that we incur as a result of the policy.  Currently, we are not making any such deductions.
WITHDRAWALS
If a policyholder’s plan permits, a participant may be allowed to withdraw cash from his or her participant account by redeeming all or part of the accumulation units in his or her participant account at any time during the accumulation period, before we begin making annuity payments.  After we begin making annuity payments, no withdrawals or redemptions may be made.

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Any partial withdrawal must be at least $250, although we may make exceptions for unforeseen emergencies, as defined by the plan.  The redemption value of a participant account is equal to the value of the accumulation units in the account next computed after we receive the request for withdrawal on a form we accept.  The withdrawal charge, if applicable, and any taxes due will be deducted from the amount withdrawn before the participant receives it.  In the event of a withdrawal, we will deduct the amount withdrawn proportionately from each of the participant’s investment options. If a participant does not want the withdrawal to come from each of his or her investment options proportionately, the participant must specify the investment options from which the withdrawals are to be made, using a form we accept.  We reserve the right to distribute the full amount of any participant account that, after a withdrawal, has a value of less than $100.  Income taxes and certain restrictions may apply to any withdrawals.
A withdrawal is a redemption of accumulation units.  If accumulation units are redeemed, the number of accumulation units in a participant’s account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request.  A participant’s request for withdrawal must be submitted to us in writing on a form we accept. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.  All proper withdrawal requests received before 3:00 p.m., Central Time, will receive same-day pricing.
Withdrawal requests received after 3:00 p.m. Central Time will be processed the next business day.  Withdrawal proceeds will be mailed within seven calendar days of the date on which we received your withdrawal request in good order.  However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or
•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of owners.
We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.
DEATH BENEFIT
The death benefit amount will be paid within seven calendar days of receipt of proof of death and proper written instructions, unless we suspend, defer, or postpone payments as described elsewhere in this document.
Death of Participant Before the Annuity Date
If a participant dies prior to the annuity date, the death benefit will be the greater of:  (1) the participant’s purchase payments, less any withdrawals and withdrawal charges, or (2) the participant’s account value, adjusted for taxes determined as of the valuation period during which we receive both proof of death and proper written instructions.
Death of Annuitant After the Annuity Date
If an annuitant dies on or after the annuity date, during the annuity phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the annuitant’s death.
TAXES
The following general tax discussion is not intended as tax advice. You should consult your own tax advisor about your personal circumstances.  American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

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Code Section 457 Plans
Section 457(b) of the Code allows employees and independent contractors of state and local governments to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals.  A plan that satisfies the requirements of Code Section 457(b) is referred to as a “457(b) Plan”.
Restrictions on Distributions
The Code limits distributions from a 457(b) Plan.  Generally, distributions may only be made upon the earliest to occur of the following distributable events:
•	a participant’s severance of employment, including retirement;
•	a participant’s death; or
•	a participant is faced with an “unforeseeable emergency” (as defined in the plan, pursuant to the Code and Treasury Regulations).
In addition, a distribution of up to $100,000 that qualifies as a Coronavirus-Related Distribution pursuant to Section 2202 of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) may be made during calendar year 2020 by a 457(b) Plan sponsored by a governmental entity.
Benefits under a 457(b) Plan are also subject to the terms and conditions of the Plan regardless of the terms and conditions of the policies issued pursuant to this prospectus.  The terms of the Plan may limit the rights otherwise available under the policies.
Required Distributions
A 457(b) Plan must meet certain rules concerning required minimum distributions that are set forth in the Code. For participants who attain age 70½ prior to 2020, these required minimum distributions are required to begin for a participant by the April 1 of the calendar year following the latest to occur of the participant’s attainment of age 70½ or the participant’s retirement.  For participants who attained age 70½ after 2019, required minimum distributions are not required to begin until April 1 of the calendar year following the later of the participant’s retirement or the participant’s attainment of age 72.  The distributions are calculated based on the value of the participant’s account and the participant’s age.  Required Distributions may not be rolled over to another plan. Pursuant to the CARES Act, required distributions are not required for calendar year 2020 for 457(b) Plans sponsored by a governmental entity.
Tax Treatment of Assignments
Benefits under a 457(b) Plan may not be assigned.  However, a 457(b) plan is permitted to provide loans to participants if specific requirements are met.
Tax Treatment of Distributions
Because all of the contributions to the participant accounts are made on a pre-tax basis, all distributions will be subject to federal income tax.  Taxation of a distribution may be deferred if the distribution is an Eligible Rollover Distribution and is rolled into an Eligible Retirement Plan. An Eligible Rollover Distribution is a non-periodic distributions that is not: (a) part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of ten years or more; (b) a distribution that is a required minimum distribution; or (c) a distribution made in the event of an unforeseeable emergency as defined in regulations issued by the Treasury Department.  An Eligible Retirement Plan is a tax qualified plan or IRA including a Code Section 403(b) plan, a 401(k) Plan, a traditional IRA and another governmental Section 457(b) plan.
Taxes will be due on the amount of any distribution as it is paid at ordinary income tax rates.
You should discuss with a tax advisor the tax implications of a distribution before electing to receive a distribution from the Plan.
Penalty Tax on Distributions Attributed to Rollovers
Generally, in addition to ordinary income tax, a penalty equal to 10% of the amount of any payment will apply to any distribution received from the AFMaxx® 457(b) Group Variable Annuity to the extent attributable to a rollover from a qualified plan, an IRA, or a 403(b) plan, if received by the participant before the age of 59½, except by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.

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Income Tax Withholding
All distributions from governmental 457(b) plans (except distributions that are rolled over to an Eligible Retirement Plan) are includible in the gross income of the participant when distributed, and will be subject to federal income tax withholding pursuant to Section 3405 of the Code.  The participant may elect not to have taxes withheld or to have withholding done at a different rate unless the distribution is an eligible rollover distribution. Participants are liable for payment of any federal income tax payable on a distribution and those who elect not to have withholding made or who elect to have withholding done at a different rate are still required to pay the full amount of any tax owed. Participants who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or United States legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.
There is a mandatory 20% withholding for Eligible Rollover Distributions that are not directly transferred to an Eligible Retirement Plan. An Eligible Rollover Distribution that is distributed to the participant is eligible to be rolled over to an “Eligible Retirement Plan” if the rollover is completed within 60 calendar days of receipt of the eligible rollover distribution by the participant. An Eligible Rollover Distribution other than a direct rollover is subject to the 20% withholding and any withheld amount not rolled over will be recognized as taxable income. Any federal income tax withheld will be applied against the participant’s federal income tax liability for the year of distribution and is available for refund. Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.
A distribution may be converted directly to a Roth IRA, subject to certain restrictions in Code Section 408A, but will be subject to federal income tax. You should seek competent advice about the tax consequences of any distributions.
Special Tax Treatment for Coronavirus-Related Distributions from 457(b) Plans sponsored by governmental entities.  As provided in Section 2202 of the CARES Act, certain persons who are adversely impacted by the Covid-19 virus may receive a distribution (referred to as a “Coronavirus Related Distribution”) during calendar year 2020 of up to $100,000 from a 457(b) Plan sponsored by a governmental entity.  Even though such distributions are received in 2020, the taxation of the amount distributed can be spread out ratably over 2020, 2021 and 2022.  In addition, Coronavirus Related Distributions are not subject to the mandatory withholding requirements or the penalty tax on distributions made prior to age 59 ½.
Diversification
The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract.  We believe that all of the portfolios are being managed in such a way that they comply with the requirements.
Neither the Internal Revenue Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not American Fidelity Assurance Company, would be considered the owner of the shares of the portfolios.  If you are considered the owner of the portfolios’ shares, it will result in the loss of the favorable tax treatment for the policy.  It is unknown to what extent under federal tax law owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios for which owners may select.  If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively.  However, if such guidance is a position which is not new, it may be applied retroactively and you, as the owner of the policy, could be treated as the owner of the portfolios. See the additional discussion of this issue in the Statement of Additional Information.
Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.
OTHER INFORMATION
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960.  We are licensed to conduct life, annuity, and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.  Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

18

Separate Account C
We established Separate Account C under Oklahoma insurance law in 2002 to hold the assets that underlie the AFMaxx® 457(b) Group Variable Annuity.  Separate Account C is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is June 4, 2002.  The Separate Account is divided into multiple sub-accounts.
We hold Separate Account C’s assets in our name on behalf of Separate Account C, and those assets legally belong to us.  Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct.  All of the income, gains, and losses (realized or unrealized) that result from Separate Account C’s assets are credited to or charged against Separate Account C without regard to our other income, gains, and losses.  We are obligated to pay all benefits and make all payments under the AFMaxx® 457(b) Group Variable Annuity.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Legal Proceedings
There are no pending material legal proceedings affecting us, Separate Account C, or American Fidelity Securities, Inc.
Financial Statements
Our financial statements and Separate Account C’s financial statements are included in our Statement of Additional Information.  For a free copy of the Statement of Additional Information, call us at 1.800.662.1113 or write us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@americanfidelity.com

19

20

________________________		PLACE
________________________		STAMP
________________________		HERE

American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK 73125-0520

Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:

□ AFMaxx® 457(b) Group Variable Annuity	□ BNY Mellon Variable Investment Fund
□ American Funds Insurance Series®	□ The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
□ BNY Mellon Stock Index Fund, Inc.	□ Vanguard® Variable Insurance Fund

Name      ________________________________________________________________
(please print)
Address ________________________________________________________________

________________________________________________________________

________________________________________________________________

AFMaxx® 457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020

This is not a prospectus.  This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2020 for the AFMaxx® 457(b) Group Variable Annuity.
The Prospectus concisely sets forth information that a prospective investor should know before investing.  For a copy of the Prospectus,

write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, Oklahoma 73125-0520	1.800.662.1113	va.help@americanfidelity.com

AFMaxx® 457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020

i

AFMaxx® 457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020

GENERAL INFORMATION AND HISTORY OF
AMERICAN FIDELITY ASSURANCE COMPANY
American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.
FEDERAL TAX STATUS
NOTE: The following is a description of federal income tax law applicable to annuities in general. You should seek competent tax advice regarding the matters discussed in the Prospectus and this Statement of Additional Information. American Fidelity Assurance Company does not guarantee the tax status of the policies. You bear the complete risk that the policies may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
General
American Fidelity Assurance Company is taxed as a life insurance company under the Internal Revenue Code (the “Code”). For federal income tax purposes, Separate Account C is not a separate entity from American Fidelity Assurance Company and its operations form a part of American Fidelity Assurance Company.
Annuity Policies in General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) governs the taxation of annuities.  It generally provides that you will not be taxed on any increase in the value of your policy until a distribution occurs – either as a lump sum payment or as annuity payments. Different rules exist regarding how you will be taxed depending on the distribution and the type of policy. A lump sum payment received as a total surrender (total redemption) or death benefit, will be taxed on the portion of the payment that exceeds the cost basis of the policy. For non-qualified policies, this cost basis is generally the purchase payments, while for qualified policies there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

1

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the policy (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. The exclusion amount for payments made from a policy issued pursuant to a qualified plan is generally determined by dividing the cost-basis of the policy by the anticipated number of payments to be made under the policy. Payments received after the investment in the policy has been recovered (i.e., when the total of the excludable amounts equal the investment in the policy) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain annuities issued under qualified plans there may be no cost basis in the policy.
Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (the “Treasury Department”). Disqualification of the policy as an annuity contract would result in imposition of federal income tax to you with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that annuity contracts such as the policies meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities, and securities of other regulated investment companies.
The Treasury Department has issued regulations (including Treas. Reg. § 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
American Fidelity Assurance Company intends that all funds underlying the policies will be managed by the investment advisors in such a manner as to comply with these diversification requirements.
The diversification regulations issued by the Treasury Department do not provide guidance regarding the circumstances in which owner control of the investments of Separate Account C will cause the owner to be treated as the owner of the assets of Separate Account C, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.
The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of Separate Account C resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to receipt of payments under the policy.
In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of Separate Account C.
Due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

2

OFFERING OF THE AFMaxx®457(b) GROUP VARIABLE ANNUITY
American Fidelity Separate Account C offers the AFMaxx®457(b) Group Variable Annuity to employers of public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs.  This is accomplished by our sales representatives meeting directly with such educators.
FIXED ANNUITY PAYOUT
The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the annuity table that corresponds with the annuity option selected.  The fixed annuity provides an annual guaranteed interest rate on all annuity options.
UNDERWRITER
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account C for 2019, 2018 and 2017 were $85,969, $81,727 and $74,900, respectively.
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account C required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account C’s most recent report on Form N-CEN.
The financial statements of American Fidelity Separate Account C and the financial statements and schedules of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as stated in its reports appearing herein.  KPMG LLP’s address is 210 Park Avenue, Suite 2650, Oklahoma City, Oklahoma 73102.

3

INVESTMENT CONSULTANT
InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Registrant and American Fidelity Assurance Company.  Under the Investment Consultant Agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account C and American Fidelity Assurance Company.  InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.
American Fidelity Assurance Company pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account C.  InvesTrust Consulting received $21,079, $19,922, and $17,315 for services provided to Separate Account C in 2019, 2018 and 2017, respectively.
LEGAL OPINION
McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.
FINANCIAL STATEMENTS
Following are the financial statements of Separate Account C and the financial statements and schedules of American Fidelity Assurance Company.  The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account C.

4

AMERICAN FIDELITY SEPARATE ACCOUNT C
Financial Statements
December 31, 2019
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
To the Board of Directors
American Fidelity Assurance Company and
Contract Owners
American Fidelity Separate Account C:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the segregated subaccounts listed in the Appendix that comprise American Fidelity Separate Account C (Account C), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American Fidelity Separate Account C as of December 31, 2019, the results of their operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of Account C’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more American Fidelity Separate Accounts since 1990.
Oklahoma City, Oklahoma
February 28, 2020

1

Appendix
Statement of assets and liabilities as of December 31, 2019, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two‑year period then ended.
American Fund International
American Blue Chip Income & Growth
BNY Mellon Stock Index Fund
BNY Mellon Sustainable US Equity
BNY Mellon Opportunistic Small Cap
Vanguard Balanced
Vanguard Capital Growth
Vanguard Mid Cap Index
Vanguard Total Bond Market Index
Vanguard Total Stock Index
Statement of operations for the period from January 1, 2019 to June 14, 2019 (termination) and the related statements of changes in net assets for the period then ended and for the preceding year ended December 31, 2018.
Blackrock Advantage US Total Market
Blackrock Basic Value Fund

2

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Assets and Liabilities
December 31, 2019
	Segregated Subaccounts
	American	American	BNY Mellon	BNY Mellon	BNY Mellon
	Fund	Blue Chip	Stock	Sustainable	Opportunistic
	International	Income & Growth	Index	US Equity	Small Cap
Investments:
American Fund International (79,367 shares at
net asset value of $20.86 per share) (cost $1,561,044)	$1,655,588	—	—	—	—
American Blue Chip Income & Growth (736,838 shares at
net asset value of $13.56 per share) (cost $9,118,231)	—	9,991,524	—	—	—
BNY Mellon Stock Index Fund (355,555 shares at net asset value
of $59.95 per share) (cost $13,477,017)	—	—	21,315,535	—	—
BNY Mellon Sustainable US Equity (48,388 shares
at net asset value of $39.30 per share) (cost $1,597,673)	—	—	—	1,901,646	—
BNY Mellon Opportunistic Small Cap (284,576 shares at net asset
value of $41.78 per share) (cost $10,693,840)	—	—	—	—	11,889,584
Subscription receivable	448	4,726	6,716	484	3,470
Total assets	1,656,036	9,996,250	21,322,251	1,902,130	11,893,054

Liabilities:
Payable due to related party	68	409	873	78	393
Payable for pending investment transactions	341	2,741	3,866	379	1,629
Redemption payable	39	1,576	1,977	27	1,448
Total liabilities	448	4,726	6,716	484	3,470
Net assets	$1,655,588	9,991,524	21,315,535	1,901,646	11,889,584
Accumulation units outstanding	131,091	927,351	549,858	55,856	1,137,415
Accumulation unit value	$12.629	10.774	38.766	34.046	10.453
See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.
(Continued)

3

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Assets and Liabilities
December 31, 2019
	Segregated Subaccounts
	Vanguard		Vanguard	Vanguard	Vanguard
	Total Bond	Vanguard	Capital	Total	Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Investments:
Vanguard Total Bond Market Index (308,009 shares at net asset
value of $12.21 per share) (cost $3,623,081)	$3,760,789	—	—	—	—
Vanguard Balanced (587,514 shares at net asset value of $24.94
per share) (cost $12,387,226)	—	14,652,590	—	—	—
Vanguard Capital Growth (147,057 shares at net asset value of
$40.76 per share) (cost $4,288,209)	—	—	5,994,033	—	—
Vanguard Total Stock Index (167,017 shares at net asset value of
$42.81 per share) (cost $5,754,167)	—	—	—	7,150,004	—
Vanguard Mid Cap Index (108,098 shares at net asset value of
$24.03 per share) (cost $2,366,606)	—	—	—	—	2,597,594
Subscription receivable	1,410	4,348	2,533	3,292	1,203
Total assets	3,762,199	14,656,938	5,996,566	7,153,296	2,598,797
Liabilities:
Payable due to related party	155	602	246	293	106
Payable for pending investment transactions	1,050	2,845	1,643	2,317	1,033
Redemption payable	205	901	644	682	64
Total liabilities	1,410	4,348	2,533	3,292	1,203
Net assets	$3,760,789	14,652,590	5,994,033	7,150,004	2,597,594
Accumulation units outstanding	263,534	566,388	164,756	458,203	179,540
Accumulation unit value	$14.271	25.870	36.381	15.604	14.468
See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Operations
Year ended December 31, 2019 *
	Segregated Subaccounts
	American	American	BR Advantage	BR	BNY Mellon	BNY Mellon
	Fund	Blue Chip	US Total	Basic	Stock	Sustainable
	International	Income & Growth	Market	Value	Index	US Equity
Net investment income (loss):
Investment income distribution from underlying mutual fund	$25,874	172,413	—	—	331,580	23,599
Less expenses:
Mortality and risk	17,855	64,226	58,702	50,155	239,438	20,863
Administration	2,143	7,707	7,044	6,019	28,733	2,504
Distribution	1,428	5,138	4,696	4,012	19,155	1,669
Total expenses	21,426	77,071	70,442	60,186	287,326	25,036
Net investment income (loss)	4,448	95,342	(70,442)	(60,186)	44,254	(1,437)
Realized gains on investments:
Realized gains distributions from underlying mutual fund	35,987	2,236	—	—	952,539	52,223
Proceeds from sales	180,523	348,625	10,992,007	9,248,251	1,171,880	97,869
Cost of investments sold	183,464	336,981	9,835,499	9,124,623	871,652	94,385
Net realized gains (loss) on investments sold	(2,941)	11,644	1,156,508	123,628	300,228	3,484
Net realized gains on investments	33,046	13,880	1,156,508	123,628	1,252,767	55,707
Unrealized appreciation on investments, end of year	94,544	873,293	—	—	7,838,518	303,973
Unrealized appreciation (depreciation) on investments, beginning of year	(138,015)	(389)	(411,489)	(893,395)	4,318,995	(96,143)
Change in unrealized appreciation on investments	232,559	873,682	411,489	893,395	3,519,523	400,116
Net increase in net assets from operations	$270,053	982,904	1,497,555	956,837	4,816,544	454,386
See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.

(Continued)

5

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Operations
Year ended December 31, 2019 *
		Segregated Subaccounts
	BNY Mellon	Vanguard		Vanguard	Vanguard	Vanguard
	Opportunistic	Total Bond	Vanguard	Capital	Total	Mid Cap
	Small Cap	Market Index	Balanced	Growth	Stock Index	Index
Net investment income (loss):
Investment income distribution from underlying mutual fund	$—	87,307	352,209	52,922	94,959	30,635
Less expenses:
Mortality and risk	59,943	43,483	165,924	63,217	78,586	27,663
Administration	9,335	5,218	19,911	7,586	9,430	3,320
Distribution	6,224	3,478	13,274	5,057	6,287	2,213
Total expenses	75,502	52,179	199,109	75,860	94,303	33,196
Net investment income (loss)	(75,502)	35,128	153,100	(22,938)	656	(2,561)
Realized gains on investments:
Realized gains distributions from underlying mutual fund	24,498	—	708,205	129,355	170,020	157,919
Proceeds from sales	573,927	283,190	812,676	139,739	385,630	87,798
Cost of investments sold	554,407	282,301	761,833	117,107	337,911	85,837
Net realized gains on investments sold	19,520	889	50,843	22,632	47,719	1,961
Net realized gains on investments	44,018	889	759,048	151,987	217,739	159,880
Unrealized appreciation on investments, end of year	1,195,744	137,708	2,265,364	1,705,824	1,395,837	230,988
Unrealized appreciation (depreciation) on investments, beginning of year	(33,014)	(57,894)	713,579	727,489	60,160	(135,485)
Change in unrealized appreciation on investments	1,228,758	195,602	1,551,785	978,335	1,335,677	366,473
Net increase in net assets from operations	$1,197,274	231,619	2,463,933	1,107,384	1,554,072	523,792
See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.

6

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2019 *
	Segregated Subaccounts
	American	American	BR Advantage	BR	BNY Mellon	BNY Mellon
	Fund	Blue Chip	US Total	Basic	Stock	Sustainable
	International	Income & Growth	Market	Value	Index	US Equity
Increase in net assets from operations:
Net investment income (loss)	$4,448	95,342	(70,442)	(60,186)	44,254	(1,437)
Net realized gains on investments	33,046	13,880	1,156,508	123,628	1,252,767	55,707
Unrealized appreciation during the year	232,559	873,682	411,489	893,395	3,519,523	400,116
Net increase in net assets from operations	270,053	982,904	1,497,555	956,837	4,816,544	454,386
Net increase (decrease) in net assets from contract transactions	185,048	9,004,050	(10,728,052)	(9,054,852)	37,038	82,476
Increase (decrease) in net assets	455,101	9,986,954	(9,230,497)	(8,098,015)	4,853,582	536,862
Net assets, beginning of year	1,200,487	4,570	9,230,497	8,098,015	16,461,953	1,364,784
Net assets, end of year	$1,655,588	9,991,524	—	—	21,315,535	1,901,646
See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.

(Continued)

7

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2019 *
		Segregated Subaccounts
	BNY Mellon	Vanguard		Vanguard	Vanguard	Vanguard
	Opportunistic	Total Bond	Vanguard	Capital	Total	Mid Cap
	Small Cap	Market Index	Balanced	Growth	Stock Index	Index
Increase in net assets from operations:
Net investment income (loss)	$(75,502)	35,128	153,100	(22,938)	656	(2,561)
Net realized gains on investments	44,018	889	759,048	151,987	217,739	159,880
Unrealized appreciation during the year	1,228,758	195,602	1,551,785	978,335	1,335,677	366,473
Net increase in net assets from operations	1,197,274	231,619	2,463,933	1,107,384	1,554,072	523,792
Net increase in net assets from contract transactions	10,584,715	393,398	298,531	746,328	314,204	383,645
Increase in net assets	11,781,989	625,017	2,762,464	1,853,712	1,868,276	907,437
Net assets, beginning of year	107,595	3,135,772	11,890,126	4,140,321	5,281,728	1,690,157
Net assets, end of year	$11,889,584	3,760,789	14,652,590	5,994,033	7,150,004	2,597,594
See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.

8

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2018 *
	Segregated Subaccounts
	American	American	BR Advantage	BR	BNY Mellon	BNY Mellon
	Fund	Blue Chip	US Total	Basic	Stock	Sustainable
	International	Income & Growth	Market	Value	Index	US Equity
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,047	54	(19,290)	30,499	28,579	2,916
Net realized gains on investments	63,907	—	1,073,802	1,067,007	703,573	261,744
Unrealized depreciation during the year	(262,418)	(389)	(1,821,450)	(1,901,373)	(1,793,475)	(347,269)
Net decrease in net assets from operations	(191,464)	(335)	(766,938)	(803,867)	(1,061,323)	(82,609)
Net increase (decrease) in net assets from contract transactions	225,208	4,905	(221,225)	(326,027)	122,365	52,246
Increase (decrease) in net assets	33,744	4,570	(988,163)	(1,129,894)	(938,958)	(30,363)
Net assets, beginning of year	1,166,743	—	10,218,660	9,227,909	17,400,911	1,395,147
Net assets, end of year	$1,200,487	4,570	9,230,497	8,098,015	16,461,953	1,364,784
See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.
(Continued)

9

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2018 *
		Segregated Subaccounts
	BNY Mellon	Vanguard		Vanguard	Vanguard	Vanguard
	Opportunistic	Total Bond	Vanguard	Capital	Total	Mid Cap
	Small Cap	Market Index	Balanced	Growth	Stock Index	Index
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,026)	25,336	106,503	(28,447)	(756)	(6,425)
Net realized gains (loss) on investments	3,455	(6,654)	676,159	141,651	257,721	88,562
Unrealized depreciation during the year	(33,343)	(71,142)	(1,392,544)	(262,257)	(642,985)	(285,386)
Net decrease in net assets from operations	(30,914)	(52,460)	(609,882)	(149,053)	(386,020)	(203,249)
Net increase (decrease) in net assets from contract transactions	133,830	(17,164)	249,189	661,353	458,541	328,240
Increase (decrease) in net assets	102,916	(69,624)	(360,693)	512,300	72,521	124,991
Net assets, beginning of year	4,679	3,205,396	12,250,819	3,628,021	5,209,207	1,565,166
Net assets, end of year	$107,595	3,135,772	11,890,126	4,140,321	5,281,728	1,690,157

See accompanying notes to financial statements.
* See Note 1(a) for inception dates of subaccount investment options.

10

AMERICAN FIDELITY SEPARATE ACCOUNT C
Financial Highlights
December 31
	American Fund International
	2019	2018	2017	2016	2015
Net assets	$1,655,588	1,200,487	1,166,743	722,308	507,053
Accumulation unit value	12.629	10.405	12.132	9.298	9.094
Number of accumulation units outstanding	131,091	115,379	96,168	77,687	55,756
Investment income as a percent of average net assets (1)	1.81%	2.07%	1.64%	1.89%	2.17%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	21.37	(14.24)	30.48	2.24	(5.68)
	American Blue Chip Income & Growth Fund
	2019	2018 **	2017	2016	2015
Net assets	$9,991,524	4,570	—	—	—
Accumulation unit value	10.774	8.990	—	—	—
Number of accumulation units outstanding	927,351	508	—	—	—
Investment income as a percent of average net assets (1)	3.40%	3.84%	—%	—%	—%
Expenses as a percent of average net assets (2)	1.50	1.50	—	—	—
Total return (3)	19.84	(10.10)	—	—	—
	BNY Mellon Stock Index
	2019	2018	2017	2016	2015
Net assets	$21,315,535	16,461,953	17,400,911	14,272,587	13,111,701
Accumulation unit value	38.766	29.997	31.930	26.669	24.235
Number of accumulation units outstanding	549,858	548,785	544,962	535,183	541,034
Investment income as a percent of average net assets (1)	1.74%	1.67%	1.73%	2.02%	1.91%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	29.23	(6.05)	19.73	10.04	(0.40)
	BNY Mellon Sustainable US Equity
	2019	2018	2017	2016	2015
Net assets	$1,901,646	1,364,784	1,395,147	1,184,571	1,027,134
Accumulation unit value	34.046	25.722	27.313	24.040	22.110
Number of accumulation units outstanding	55,856	53,058	51,079	49,275	46,456
Investment income as a percent of average net assets (1)	1.42%	1.71%	1.12%	1.24%	1.72%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	32.36	(5.83)	13.62	8.73	(4.64)
	BNY Mellon Opportunistic Small Cap
	2019	2018	2017*	2016	2015
Net assets	$11,889,584	107,595	4,679	—	—
Accumulation unit value	10.453	8.700	10.914	—	—
Number of accumulation units outstanding	1,137,415	12,368	429	—	—
Investment income as a percent of average net assets (1)	—%	—%	—%	—%	—%
Expenses as a percent of average net assets (2) (4)	1.21	1.50	1.50	—	—
Total return (3)	20.15	(20.29)	9.14	—	—
	VG Total Bond Market Index
	2019	2018	2017	2016	2015
Net assets	$3,760,789	3,135,772	3,205,396	2,820,881	2,603,780
Accumulation unit value	14.271	13.330	13.549	13.291	13.167
Number of accumulation units outstanding	263,534	235,241	236,579	212,240	197,757
Investment income as a percent of average net assets (1)	2.51%	2.29%	2.26%	2.26%	2.43%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	7.06	(1.62)	1.94	0.94	(1.16)
	Vanguard Balanced
	2019	2018	2017	2016	2015
Net assets	$14,652,590	11,890,126	12,250,819	10,455,592	8,997,833
Accumulation unit value	25.870	21.440	22.533	19.938	18.232
Number of accumulation units outstanding	566,388	554,569	543,694	524,393	493,520
Investment income as a percent of average net assets (1)	2.65%	2.37%	2.31%	2.44%	2.56%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	20.66	(4.85)	13.02	9.36	(1.40)
	Vanguard Capital Growth
	2019	2018	2017	2016	2015
Net assets	$5,994,033	4,140,321	3,628,021	2,266,964	1,756,718
Accumulation unit value	36.381	29.195	29.989	23.629	21.640
Number of accumulation units outstanding	164,756	141,816	120,977	95,938	81,179
Investment income as a percent of average net assets (1)	1.05%	0.82%	1.07%	1.13%	0.99%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	24.61	(2.65)	26.92	9.19	1.10
(Continued)

11

AMERICAN FIDELITY SEPARATE ACCOUNT C
Financial Highlights
December 31
	Vanguard Total Stock Index
	2019	2018	2017	2016	2015
Net assets	$7,150,004	5,281,728	5,209,207	4,100,305	3,137,367
Accumulation unit value	15.604	12.115	12.991	10.902	9.832
Number of accumulation units outstanding	458,203	435,971	400,972	376,112	319,095
Investment income as a percent of average net assets (1)	1.52%	1.49%	1.84%	1.47%	1.28%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	28.80	(6.74)	19.16	10.88	(1.13)
	Vanguard Mid Cap Index
	2019	2018	2017	2016	2015
Net assets	$2,597,594	1,690,157	1,565,166	1,075,604	724,325
Accumulation unit value	14.468	11.222	12.564	10.710	9.785
Number of accumulation units outstanding	179,540	150,609	124,576	100,428	74,027
Investment income as a percent of average net assets (1)	1.39%	1.14%	1.09%	1.25%	1.09%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	28.93	(10.68)	17.31	9.45	(2.90)

*	The segregated subaccount was added as an investment option on October 1, 2017. Investment income and expense ratios are annualized and total return is not annualized.
**	The segregated subaccount was added as an investment option on May 1, 2018. Investment income and expense ratios are annualized and total return is not annualized.
(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund divided by the average net assets.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(4)	This charge will be reduced by 0.29% from June 14, 2019 to June 13, 2020 for participants in the BNY Mellon Opportunistic Small Cap Portfolio to
reflect American Fidelity Assurance Company's agreement to waive fees equal to the difference between (1) the net Annual Operating Expenses of the Blackrock Advantage U.S Total Market V.I. Fund, and (2) the Total Annual Operating Expenses of the BNY Mellon Opportunistic Small Cap
Portfolio. The agreement was made in connection with the replacement of the Blackrock Advantage U.S. Market V.I. Fund with the BNY Mellon
Opportunistic Small Cap Portfolio on June 14, 2019.

See accompanying notes to financial statements.

12

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2019
(1)	Summary of Significant Accounting Policies
(a)	General
American Fidelity Separate Account C (Account C) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The inception date of Account C was June 4, 2002; however, no purchases occurred until operations commenced in September 2002. Account C is an investment company and applies the specialized accounting and reporting guidance in ASC Topic 946 Financial Services – Investment Companies.
The assets of each of the segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by AFA. Contract owners allocate their variable annuity purchase payments to one or more of the segregated subaccounts. Such payments are then invested in the various funds underlying the subaccounts (collectively referred to as the Funds).
On May 1, 2017 BNY Mellon Socially Responsible Growth Fund changed management and name to BNY Mellon Sustainable U.S. Equity Portfolio.  BlackRock Value Opportunities Fund changed to BlackRock Advantage U.S. Total Market Fund on June 12, 2017. Effective October 1, 2017 and May 1, 2018, BNY Mellon Opportunistic Small Cap and American Blue Chip Income and Growth respectively, were added as new subaccount investment options.  Beginning June 3, 2019, the Dreyfus Family sub-accounts were rebranded as BNY Mellon.  On June 14, 2019, Blackrock Advantage US Total Market and Blackrock Basic Value were substituted with BNY Mellon Opportunistic Small Cap and American Blue Chip Income & Growth, respectively.
(b)	Investments
Investments in shares of the Funds are stated at fair value, which is the net asset value per share as determined daily by the Funds. Transactions are recorded on a trade‑date basis by the Funds. Income from dividends and gains from realized gain distributions are recorded on the ex‑distribution date.
Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.
Account C groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:
•	Level 1 – quoted prices in active markets for identical securities.
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – significant unobservable inputs (including Account C’s own assumptions used to determine the fair value of investments).
(Continued)

13

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2019
There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used to value Account C’s net assets as of December 31, 2019:
Level 1 – Quoted prices	$80,908,887
Level 2 – Other significant
observable inputs	—
Level 3 – Significant unobservable
inputs	—
Total	$80,908,887
(c)	Income Taxes
Account C is not taxed separately because the operations of Account C are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account C will not be taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account C for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
The Tax Cuts and Jobs Act of 2017 was enacted on December 22, 2017 and does not impact Account C’s tax reporting required by Financial Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes.
Account C recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account C has no unrecognized tax positions at December 31, 2019.
As of December 31, 2019, Account C has no accrued interest and penalties related to unrecognized tax positions. Account C would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.
The tax years 2016 through 2019 remain open to examination by the major taxing jurisdictions to which Account C is subject. Account C, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.
(Continued)

14

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2019

(d)	Annuity Reserves
Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.
If additional reserves are required, AFA reimburses Account C. At December 31, 2019, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account C held no annuity reserves at December 31, 2019.
(d)	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.
(2)	Variable Annuity Contracts
AFA manages the operations of Account C and assumes certain mortality and expense risks under the variable annuity contracts. Administrative fees are equal to 0.0004110% of the Funds’ daily net assets (0.15% per annum). Distribution fees are equal to 0.0002740% (0.10% per annum). Mortality and expense fees are equal to 0.0034247% of the Funds’ daily net assets (1.25% per annum).
During the accumulation period, contract owners may partially or totally withdraw from Account C by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges. These withdrawal charges, assessed through the redemption of units, range from 8% in policy years one through five to 0% beginning in policy year eleven. All such fees were paid to AFA.
(3)	Unit Activity from Contract Transactions
Transactions in units for each segregated subaccount for the years ended December 31, 2019 and 2018 were as follows:
	2019 – Segregated Subaccounts
	American Fund International		AM Blue Chip Income & Growth
	Units	Dollars	Units	Dollars
Payments received	33,968	$395,974	973,930	$9,477,647
Withdrawal of funds	(18,256)	(210,926)	(47,087)	(473,597)
Net change from
contract transactions	15,712	$185,048	926,843	$9,004,050

(Continued)

15

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2019

	2019 – Segregated Subaccounts
	BR Advantage US Total Market		BR Basic Value
	Units	Dollars	Units	Dollars
Payments received	8,818	$320,785	7,997	$238,239
Withdrawal of funds	(293,203)	(11,048,837)	(306,479)	(9,293,091)
Net change from
contract transactions	(284,385)	$(10,728,052)	(298,482)	$(9,054,852)

	2019 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon SUS US Equity
	Units	Dollars	Units	Dollars
Payments received	45,009	$1,572,880	6,239	$189,596
Withdrawal of funds	(43,936)	(1,535,842)	(3,441)	(107,120)
Net change from
contract transactions	1,073	$37,038	2,798	$82,476

	2019 – Segregated Subaccounts
	BNY Mellon Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	1,201,627	$11,330,133	51,293	$709,519
Withdrawal of funds	(76,580)	(745,418)	(23,000)	(316,121)
Net change from
contract transactions	1,125,047	$10,584,715	28,293	$393,398

	2019– Segregated Subaccounts
	Vanguard Balanced		Vanguard Capital Growth
	Units	Dollars	Units	Dollars
Payments received	57,694	$1,377,387	29,332	$955,672
Withdrawal of funds	(45,875)	(1,078,856)	(6,392)	(209,344)
Net change from
contract transactions	11,819	$298,531	22,940	$746,328

(Continued)

16

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2019

	2019 – Segregated Subaccounts
	VG Total Stock Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	55,495	$779,676	37,694	$500,961
Withdrawal of funds	(33,263)	(465,472)	(8,763)	(117,316)
Net change from
contract transactions	22,232	$314,204	28,931	$383,645

	2018 – Segregated Subaccounts
	American Fund International		AM Blue Chip Income & Growth
	Units	Dollars	Units	Dollars
Payments received	27,124	$319,800	508	$4,905
Withdrawal of funds	(7,913)	(94,592)	—	—
Net change from
contract transactions	19,211	$225,208	508	$4,905

	2018 – Segregated Subaccounts
	BR Advantage US Total Market		BR Basic Value
	Units	Dollars	Units	Dollars
Payments received	21,138	$757,018	20,218	$607,349
Withdrawal of funds	(27,073)	(978,243)	(30,505)	(933,376)
Net change from
contract transactions	(5,935)	$(221,225)	(10,287)	$(326,027)

	2018 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon SUS US Equity
	Units	Dollars	Units	Dollars
Payments received	47,289	$1,545,012	6,741	$186,706
Withdrawal of funds	(43,466)	(1,422,647)	(4,762)	(134,460)
Net change from
contract transactions	3,823	$122,365	1,979	$52,246

(Continued)

17

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2019

	2018 – Segregated Subaccounts
	BNY Mellon Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	15,023	$168,036	40,717	$539,927
Withdrawal of funds	(3,084)	(34,206)	(42,055)	(557,091)
Net change from
contract transactions	11,939	$133,830	(1,338)	$(17,164)

	2018– Segregated Subaccounts
	Vanguard Balanced		Vanguard Capital Growth
	Units	Dollars	Units	Dollars
Payments received	60,848	$1,363,513	28,823	$909,751
Withdrawal of funds	(49,973)	(1,114,324)	(7,984)	(248,398)
Net change from
contract transactions	10,875	$249,189	20,839	$661,353

	2018 – Segregated Subaccounts
	VG Total Stock Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	68,391	$906,910	41,081	$520,965
Withdrawal of funds	(33,392)	(448,369)	(15,048)	(192,725)
Net change from
contract transactions	34,999	$458,541	26,033	$328,240

(4)	Subsequent Events
Account C has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 28, 2020 the date of the financial statements were issued.

18

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Financial Statements and Schedules
December 31, 2019 and 2018
(With Independent Auditors’ Report Thereon)

KPMG LLP
210 Park Avenue, Suite 2650 Oklahoma City, OK 73102-5683

Independent Auditors’ Report

The Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying financial statements of American Fidelity Assurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices and
U.S. generally accepted accounting principles also are described in Note 18.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and
U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of American Fidelity Assurance Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2019.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of American Fidelity Assurance Company as of December 31, 2019 and 2018, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department described in Note 1.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I – Summary of Investments – Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
Oklahoma City, Oklahoma
April 13, 2020

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Admitted Assets,
Liabilities, and Capital and Surplus
December 31, 2019 and 2018
Admitted Assets	2019	2018
Cash and invested assets:
Bonds, at amortized cost (fair value: $4,652,363,276 and
$4,105,274,207 at December 31, 2019 and 2018, respectively)	$4,374,405,435	4,115,251,600
Preferred stocks, at cost (fair value: $19,455,638 and
$4,628,588 at December 31, 2019 and 2018, respectively)	17,647,066	4,211,220
Common stocks, at fair value (cost: $11,949,875 and
$12,581,365 at December 31, 2019 and 2018, respectively)	23,741,020	23,322,478
Common stock, investment in affiliates at equity value	1,335,908	1,139,211
Mortgage loans on real estate	550,520,170	484,256,052
Investment real estate, at cost (less accumulated depreciation of $11,969,556 and $9,186,852 at December 31, 2019 and 2018,
respectively, and less encumbrances of $30,097,988 and
$31,480,666 at December 31, 2019 and 2018, respectively)	23,773,327	24,071,571
Policy loans	56,447,154	56,675,209
Cash and short-term investments, at cost, which approximates
fair value	289,209,412	336,915,573
Other invested assets	56,152,849	40,278,452
Total cash and invested assets	5,393,232,341	5,086,121,366
Life insurance premiums and annuity considerations deferred
and uncollected	44,924,305	38,320,816
Accident and health premiums due and unpaid	81,075,450	54,160,453
Investment income due and accrued	40,762,334	40,490,632
Amounts recoverable from reinsurers	1,417,663	3,162,472
Other receivables under reinsurance contracts	9,486,135	8,271,235
Furniture and Equipment, at cost (less accumulated depreciation of
$646,437 and $528,271 at December 31, 2019 and 2018, respectively)	—	116,824
Deferred tax assets	32,308,666	28,072,095
Other assets	72,905,510	87,687,289
Separate accounts’ assets	980,712,323	754,806,790
Total admitted assets	$6,656,824,727	6,101,209,972

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Admitted Assets,
Liabilities, and Capital and Surplus
December 31, 2019 and 2018
Liabilities and Capital and Surplus	2019	2018
Aggregate reserves:
Life policies and contracts	$2,517,865,702	2,390,305,977
Accident and health policies	765,011,449	709,006,176
Total aggregate reserves	3,282,877,151	3,099,312,153
Policy and contract claims reserves	137,286,075	116,179,693
Liability for premiums and other deposit funds	22,990,986	24,373,519
Remittances and items not allocated	45,793,086	21,444,809
General insurance expenses, taxes, licenses, and fees
due or accrued	99,013,620	104,023,684
Funds held under coinsurance	691,753,769	706,187,716
Other liabilities	354,457,691	271,986,543
Borrowed money	497,645,003	497,669,116
Separate Accounts’ liabilities	980,712,323	754,806,790
Total liabilities	6,112,529,704	5,595,984,023
Capital and surplus:
Common stock, par value $10 per share, 250,000 shares
authorized, issued, and outstanding	2,500,000	2,500,000
Additional paid-in capital	5,887,698	5,887,698
Unassigned surplus	535,907,325	496,838,251
Total capital and surplus	544,295,023	505,225,949
Commitments and contingencies
Total liabilities and capital and surplus	$6,656,824,727	6,101,209,972
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Operations
Years ended December 31, 2019, 2018, and 2017
	2019	2018	2017
Income:
Life insurance premiums and annuity considerations	$370,729,063	348,399,110	277,014,197
Accident and health insurance premiums	805,431,515	739,319,233	680,365,036
Consideration for supplementary contracts with life contingencies	966,339	1,141,320	—
Net investment income (less investment expenses of $39,359,896,
$33,696,562, and $33,617,790 in 2019, 2018 and 2017, respectively)	180,829,179	184,959,903	178,067,273
Commissions and expense allowances on reinsurance ceded	(8,051,076)	(5,957,867)	(9,320,885)
Other income	58,903,173	56,076,296	48,092,873
Total income	1,408,808,193	1,323,937,995	1,174,218,494
Benefits and other deductions:
Death benefits and matured endowments	33,395,707	29,675,601	25,688,445
Annuity benefits	186,437	2,665,949	8,606,590
Accident and health and disability benefits	419,763,284	368,901,423	319,679,930
Interest and adjustments on policy or deposit-type contract funds	25,501,129	1,559,015	413,696
Other benefits to policyholders and beneficiaries	187,510,674	182,961,204	121,165,678
Increase in aggregate reserves for future policy benefits	159,527,561	135,268,507	182,263,256
Commissions on premiums and annuity considerations	147,532,277	145,679,305	132,173,398
Commissions and expense allowances on reinsurance assumed	12,172,355	13,121,320	13,378,325
General insurance expenses, taxes, licenses, and fees	278,219,501	316,679,535	261,853,121
Other	28,436,859	27,463,979	6,765,911
Total benefits and other deductions	1,292,245,784	1,223,975,838	1,071,988,350
Net gain from operations before federal income taxes and
net realized capital gains	116,562,409	99,962,157	102,230,144
Federal income taxes	26,428,520	7,521,969	31,554,611
Net gain from operations before net realized capital gains (losses)	90,133,889	92,440,188	70,675,533
Net realized capital gains, net of federal income tax expense (benefit)
of $9,599,983, $(9,142,363), and $9,447,403 in 2019, 2018, and 2017,
respectively (excluding gains (losses) of $37,515,252, $(4,218,990), and
$16,242,903 transferred to the interestmaintenance reserve in 2019, 2018,
and 2017 respectively)	145,877	6,448,632	(4,477,008)
Net income	$90,279,766	98,888,820	66,198,525
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Capital and Surplus
Years ended December 31, 2019, 2018, and 2017
	2019	2018	2017
Capital and surplus, beginning of year	$505,225,949	430,624,340	414,602,457
Net income	90,279,766	98,888,820	66,198,525
Change in net unrealized capital gains, net of tax (expense) benefit of $(517,132), $40,364 and $607,835 for 2019, 2018 and 2017,
respectively	7,466,637	8,814,035	2,203,033
Change in net deferred taxes	10,740,955	(3,533,775)	(32,231,203)
Change in nonadmitted assets	(11,040,546)	10,497,598	18,927,609
Change in asset valuation reserve	2,490,485	(4,822,912)	(2,673,790)
Dividends to stockholder	(60,000,000)	(35,000,000)	(35,000,000)
Change in liability for reinsurance in unauthorized companies	(438,425)	22,981	(1,252,401)
Other changes	(429,798)	(265,138)	(149,890)
Net change in capital and surplus	39,069,074	74,601,609	16,021,883
Capital and surplus, end of year	$544,295,023	505,225,949	430,624,340
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Cash Flow
Years ended December 31, 2019, 2018, and 2017
	2019	2018	2017
Premiums and annuity considerations, net of reinsurance	$1,131,351,981	1,091,465,791	939,495,468
Allowances and reserve adjustments on reinsurance ceded	(10,512,331)	(5,957,867)	(9,320,885)
Investment income received	179,977,287	182,510,343	177,655,461
Other income	54,492,425	49,891,286	41,853,449
Life and accident and health claims paid	(435,539,514)	(390,836,382)	(355,803,263)
Surrender benefits and other fund withdrawals paid	(184,922,205)	(131,850,901)	(121,043,482)
Other benefits to policyholders paid	(27,087,029)	(83,588,529)	(8,728,786)
Commissions and other expenses paid	(439,633,273)	(454,077,905)	(408,083,202)
Federal income taxes paid	(27,649,958)	(9,602,014)	(35,368,482)
Dividends paid to policyholders	(953,445)	(884,406)	(795,603)
Net cash from operations	239,523,938	247,069,416	219,860,675
Proceeds from investments sold, matured, or repaid:
Bonds	1,446,951,582	492,427,928	739,805,969
Stocks	1,308,755	1,553,668	1,549,846
Mortgage loans	41,085,883	69,461,272	51,610,622
Other	28,750,000	265,306	33,879,265
Total investment proceeds	1,518,096,220	563,708,174	826,845,702
Cost of investments acquired:
Bonds	(1,654,975,728)	(567,992,125)	(883,786,844)
Stocks	(13,435,846)	—	(145,376)
Mortgage loans	(107,350,000)	(73,442,830)	(89,283,592)
Other	(13,117,507)	(18,175,686)	(33,469,917)
Total investments acquired	(1,788,879,081)	(659,610,641)	(1,006,685,729)
Net change in policy loans and loans on fund deposits	228,055	(1,408,951)	(2,048,228)
Net cash from investing	(270,554,806)	(97,311,418)	(181,888,255)

Other cash provided	63,006,680	36,178,981	109,354,854
Dividends paid to stockholder	(60,000,000)	(35,000,000)	(35,000,000)
Other cash applied	(19,681,973)	(55,852,809)	(14,005,818)
Net cash from financing and miscellaneous sources	(16,675,293)	(54,673,828)	60,349,036
Net change in cash and short-term investments	(47,706,161)	95,084,170	98,321,456
Cash and short-term investments, beginning of year	336,915,573	241,831,403	143,509,947
Cash and short-term investments, end of year	$289,209,412	336,915,573	241,831,403
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(1)	Significant Accounting Policies
(a)	Business
American Fidelity Assurance Company (AFA or the Company) provides a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. AFA is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.
AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico, and Guam, with approximately 39% of direct premiums written in Oklahoma, Texas, and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax‑sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States of America and Latin America.
These statutory financial statements were prepared for the purpose of filing with the various state insurance departments.
(b)	Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, Annual Statement Instructions, and NAIC Manual requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in the period in which they occur. Principal estimates that could change in the future are the fair value of investments, whether a security is other‑than‑temporarily impaired, and the actuarial assumptions used in establishing policy liabilities.
(c)	Basis of Presentation
The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP).

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
Certain amounts in prior year have been reclassified to conform to the current year presentation. Effective January 1, 2001, the National Association of Insurance Commissioners (NAIC) and the Oklahoma Insurance Department required that insurance companies domiciled in the state of Oklahoma prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual Statements of Statutory Accounting Principles (SSAP) subject to any deviations prescribed or permitted by the Insurance Commissioner of the state of Oklahoma (the Commissioner). There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There have been no permitted practices granted to the Company for 2019, 2018, and 2017 by the Oklahoma Insurance Department.
SSAP differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The principal SSAP that differ from GAAP include the following:
•	The financial statements of subsidiaries are not consolidated and are accounted for as investments in common stock.
•
Investments in bonds and preferred stocks are carried amortized cost, cost, or the lower of cost or fair value; under GAAP, investments in bonds and preferred stock, other than those classified as held‑to‑maturity, are carried at fair value.

•
Certain assets (principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days) have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

•
Aggregate reserves for life, annuities, and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•
The interest maintenance reserve (IMR) represents the deferral of interest‑related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

•
Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP and the change in deferred taxes is reported as a direct charge to surplus.

•
The asset valuation reserve (AVR) represents a contingency reserve for credit‑related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.

•
Policy acquisition costs are expensed as incurred, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium‑paying period or (2) the estimated life of the contract.

•	Reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
•
A 100% provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•
The statements of operations are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue, but as deposits.

•
Revenues for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•
The statements of cash flow differ in certain respects from the presentation required under GAAP, including the presentation of the changes in cash and short‑term investments instead of cash and cash equivalents. Short‑term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	A statement of comprehensive income is not required for SSAP reporting.
(d)	Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies
The statutory financial statements include the Company’s investment in its wholly owned subsidiaries. Intercompany accounts and transactions have not been eliminated in the statutory financial statements. The Company’s wholly and majority‑owned subsidiaries at December 31, 2019 and 2018 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates, and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting.
The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets and the related adjustments are reported as unrealized capital gains or losses in surplus.
(e)	Investments
The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short‑term investments.
Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their cost or fair market value. Preferred stocks are carried at the lower of cost or fair value since there is no premium or discount. Common stocks are carried at fair value. Policy loans are stated at their aggregate unpaid balances. Mortgage loans on real estate are stated at their aggregate unpaid balances. Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2019 and 2018 were approximately $30,098,000 and $31,481,000, respectively. The promissory note bears interest at 4.32% and is due in monthly installments of approximately $103,000 (including interest) to 2022. Property occupied by the Company is carried at cost, less accumulated depreciation.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
Realized gains or losses are determined on the specific identification basis. Unrealized gains and losses on common stocks of affiliates and nonaffiliates are accounted for as direct increases or decreases in surplus.
Because the Company’s primary business is in the insurance industry, the Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.
The Company generally does not invest in any low investment‑grade high‑yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the credit worthiness of the mortgagees and/or tenants and independent appraisals.
The maximum and minimum lending rates for mortgage loans originated during 2019 were 5.00% and 3.50%, respectively.  The maximum and minimum lending rates for mortgage loans originated during 2018 were 5.06% and 4.17%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2017 were 4.70% and 4.00%, respectively.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2019, 2018, and 2017. During 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. The Company held no mortgages with interest more than 180 days past due or impaired mortgage loans.
For loan‑backed securities, the Company has elected to use the carrying value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. In 2019, 2018, and 2017, the Company had no changes from the retrospective to prospective methodology due to negative yield on specific securities. Prepayment assumptions for single class and multiclass mortgage‑backed/asset‑backed securities were obtained from broker‑dealer survey values or internal estimates.
The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other‑than‑temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected rather than fair value unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost. For the year ended December 31, 2019, the Company recorded no OTTI.  For the year ended December 31, 2018, the Company recorded approximately $1,926,000 of OTTI. For the year ended December 31, 2017, the Company recorded approximately $5,000,000 of OTTI. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments based upon available information and judgments of the regulatory examiners at the time of their examination.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(f)	Equipment
Equipment consists of electronic data processing equipment and is stated at cost less accumulated depreciation. Equipment is depreciated on a straight‑line basis using estimated lives of five to ten years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.
(g)	Company‑Owned Life Insurance
The Company is the owner of three single premium insurance policies and one group variable life insurance policy for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2018, 2014 and in 2010. The policies are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $69,226,000 and $66,423,000 as of December 31, 2019 and 2018, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $185,841,000 and $184,584,000 as of December 31, 2019 and 2018, respectively.
(h)	Premiums
Life premiums are recognized as revenue when the policy is written and on each anniversary date thereafter. Accident and health premiums are recognized when due from the policyholder. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.
The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2019, 2018, and 2017 that were subject to retrospective rating features were approximately $190,000, $190,000, and $199,000 respectively, which represented approximately 0.04%, 0.05% and 0.05% of net premiums written for group health and group life products in 2019, 2018 and 2017, respectively. No other net premiums written by the Company were subject to retrospective rating features.
(i)	Reinsurance
The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the statements of admitted assets, liabilities, and capital and surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.
(j)	Income Taxes
Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the statutory statements of operations.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.
(k)	Policy Liabilities
Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, payout annuity policies, and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables, and are established with interest rate assumptions ranging from 2.0% to 6.0%. Annuity insurance reserves are established with interest rate assumptions ranging from 3.0% to 8.8%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular less actual reserves released, and the tabular cost have been determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.
Policy and contract claims reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.
Liability for premiums and other deposit funds include reserves for qualified before tax annuities and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 3.0% to 7.5%.
The Company has a significant amount of allocated deferred annuity contracts with life contingencies. The liability for these contracts is recorded as aggregate reserves for life policies and contracts. The Company also has annuities certain without life contingencies. The liability for these contracts is recorded as a liability for premiums and other deposit funds.
The Company started issuing business in 2017 on the 2017 CSO table for life products where approved. There were two valuation basis changes for reserves in 2016. Disability reserves moved from the 1987 Commissioners Group Disability Table to the 2012 Group Long Term Disability Table. Group term life waiver of premium reserves moved from the 1952 Disability Study, period 2, with the 1958 CSO mortality table to the 2005 Group Term Life Waiver Reserve Table.
The Company waives deduction of deferred fractional premiums upon death of the insured, and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.
Surrender values are not promised in excess of the legally computed reserves.
Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one‑half of the extra premium charge for the year.
The Company had approximately $1,151,998,000 and $1,305,394,000 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma at December 31, 2019 and 2018, respectively.
The Company had approximately $32,904,000 and $34,709,000 as of December 31, 2019 and 2018, respectively, of annuity actuarial reserves and deposit liabilities that were subject to discretionary withdrawal at book value less current surrender charge of 5% or more. As of December 31, 2019 and 2018, the Company has approximately $970,926,000 and $746,745,000, respectively, of annuity actuarial reserves and deposit liabilities that were subject to discretionary withdrawal at market value where the withdrawal of the funds is payable at the current market value of the assets supporting the liabilities. Annuity reserves and deposit liabilities that were subject to discretionary withdrawal at book value without adjustment were approximately $1,976,689,000 and $1,883,672,000 as of December 31, 2019 and 2018, respectively. There were approximately $44,033,000 and $46,426,000 of annuity reserves and deposit liabilities that are not subject to discretionary withdrawal at December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, the total gross annuity actuarial reserves and deposit liabilities were approximately $3,024,553,000 and $2,711,552,000, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $3,019,535,000 and $2,706,415,000, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $5,018,000 and $5,137,000 as of December 31, 2019 and 2018, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.
(l)	Capital and Surplus
Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2020, is approximately $90,134,000.
The Oklahoma Insurance Department has adopted Risk‑Based Capital (RBC) requirements for life insurance companies. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action at December 31, 2019 and 2018.
(m)	Separate Accounts
The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open‑end diversified management investment company from 1968 to 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund), an open‑end investment company sponsored by AFA, in exchange for shares of the Fund.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

On November 25, 2014, Account A’s investment in the Fund was substituted with the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2019, 2018 and 2017, the amount of premiums, considerations, or deposits for the year was approximately $83,930,000, $75,231,000, and $74,957,000 respectively.
(n)	Correction of Presentation
In 2018, the Company revised its reporting to properly present the premiums and annuity activity related to the separate accounts in its statements of operations in accordance with SSAP No. 56. As a result, the statement of operations for the year ended 2018 include approximately $75,231,000 in “life insurance premiums and annuity considerations,” which is offset by an increase of approximately $75,231,000 in “other benefits and deductions” on the statement of operations.  These amounts represent the separate account activity that is passed through the Company’s statement of operations and is reported in the reconciliation table in footnote 5, Separate Accounts.  In accordance with SSAP No. 3, the 2017 balances in the statements of operations were not changed to reflect the correct presentation. Net transfers to separate accounts were presented as equal to the change in expense allowance in 2017.  The change in presentation had no impact on surplus or net income.
(2)	Admitted and Nonadmitted Assets
Assets in the statutory statements of admitted assets, liabilities, and capital and surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the statutory statements of admitted assets, liabilities, and capital and surplus by a charge to surplus. Nonadmitted assets as of December 31 are as follows:

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	2019	2018
Prepaids, deposits, and other receivables	$11,815,227	7,665,554
Amounts receivable from reinsurers	1,420,225	—
Agents’ balances	23,960	26,904
Deferred tax asset	29,993,314	24,006,062
Leasehold improvements	18,547,634	19,061,294
	$61,800,360	50,759,814
(3)	Fair Value of Financial Instruments
A summary of the Company’s financial instruments and the fair value estimates, methods, and assumptions is set forth below:
		Estimated fair value as of December 31, 2019
	Admitted
	assets	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and short-term
investments	$289,209,412	289,209,412	—	—	289,209,412
Bonds	4,374,405,435	503,204	4,062,644,812	589,215,260	4,652,363,276
Common and preferred stock	42,723,994	38,301,466	1,468,440	4,762,660	44,532,566
Mortgage loans on real estate	550,520,170	—	—	569,102,537	569,102,537
Financial liabilities:
Certain policy liabilities	2,026,548,359	—	—	2,027,871,376	2,027,871,376
Borrowed money	497,645,003	—	509,022,658	—	509,022,658

		Estimated fair value as of December 31, 2018
	Admitted
	assets	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and short-term
investments	$336,915,573	336,915,573	—	—	336,915,573
Bonds	4,115,251,600	24,200,433	3,601,822,771	479,251,003	4,105,274,207
Common and preferred stock	28,672,909	23,700,796	1,258,513	4,130,968	29,090,277
Mortgage loans on real estate	484,256,052	—	—	490,749,585	490,749,585
Financial liabilities:
Certain policy liabilities	1,936,558,042	—	—	1,937,397,267	1,937,397,267
Borrowed money	497,669,116	—	494,665,695	—	494,665,695
(a)	Cash and Short‑Term Investments
The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(b)	Bonds, Common Stocks and Preferred Stocks
For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.
The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers, or bid quotations received from securities dealers.
(c)	Mortgage Loans on Real Estate
Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 4.44% and 4.58% for December 31, 2019 and 2018, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 3.93% and 4.39% for December 31, 2019 and 2018, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.
(d)	Policy Loans
Policy loans have average interest yields of 5.27% and 5.91% as of December 31, 2019, and 2018, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.
(e)	Certain Policy Liabilities
Certain policies sold by the Company are investment‑type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
	2019		2018
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Aggregate reserves
for life policies
and contracts	$2,003,856,743	2,002,797,723	1,912,520,605	1,911,471,263
Annuities	22,691,616	25,073,653	24,037,437	25,926,004
(f)	Borrowed Money
The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/Swap curve.

(g)	Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.
(h)	Fair Value Hierarchy
The following are the levels of hierarchy and a description of the type of valuation inputs that are used to establish each level:
Level 1 inputs are quoted in active markets for identical securities.
Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
Assets that are recorded at fair value are categorized into a three‑level fair value hierarchy as required by SSAP No. 100, Fair Value Measurements. The balances of these assets as of December 31, 2019 are as follows:

	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	2,637,828	—	2,637,828
Common stock – unaffiliated	23,608,488	132,532	—	23,741,020
Common stock – affiliated	—	1,335,908	—	1,335,908
Total assets at fair value	$23,608,488	4,106,268	—	27,714,756

Assets that are recorded at fair value are categorized into a three‑level fair value hierarchy as required by SSAP No. 100, Fair Value Measurements. The balances of these assets as of December 31, 2018 are as follows:
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$23,183,381	3,055,236	—	26,238,617
Common stock – unaffiliated	23,203,177	119,301	—	23,322,478
Common stock – affiliated	—	1,139,211	—	1,139,211
Total assets at fair value	$46,386,558	4,313,748	—	50,700,306

There were no securities with unobservable inputs (Level 3) at December 31, 2019 or 2018.
The following table presents the change for the year ended December 31, 2018 in the assets measured at fair value using unobservable inputs (Level 3):
Loan-backed
securities
Beginning balance	$1,781,086
Transfers in	—
Transfers out	—
Total gain (loss) included in net income	1,307,118
Total gain (loss) included in surplus	195,673
Purchases	—
Issuances	—
OTTI	—
Sales	(3,283,877)
Settlements	—
Ending balance	$—

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(4)	Investments
Investment income for the years ended December 31 is summarized below
	2019	2018	2017
Interest on bonds	$181,983,049	180,346,598	175,570,134
Dividends on preferred and common stocks	822,142	314,170	312,896
Interest on mortgage loans	23,788,064	24,558,391	24,897,481
Investment real estate income	7,436,798	8,459,581	6,844,174
Interest on policy loans	2,981,784	3,305,649	3,240,046
Interest on cash and short-term investments and other	3,177,238	1,372,076	820,332
	220,189,075	218,356,465	211,685,063
Less investment expenses	39,359,896	33,396,562	33,617,790
Net investment income	$180,829,179	184,959,903	178,067,273

Realized gains (losses) for the years ended December 31 consisted of the following:

	2019	2018	2017
Bonds	$46,301,716	(4,547,506)	25,901,289
OTTI	—	(1,926,441)	(5,000,000)
Realized gains (losses) on bonds	46,301,716	(6,473,947)	20,901,289
Common stocks of nonaffiliates	677,265	752,169	660,753
Real estate	—	(820,296)	—
Other capital loss	282,131	(370,647)	(348,744)
Total realized gains (losses) before federal
income taxes and IMR transfers	47,261,112	(6,912,721)	21,213,298
Federal income tax expense	9,599,983	(9,142,363)	9,447,403
Less IMR transfers	37,515,252	(4,218,990)	16,242,903
Net realized gains (losses)	$145,877	6,448,632	(4,477,008)

The carrying value and estimated fair value of bonds, preferred stock, and common stock at December 31 are as follows

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	2019
	Carrying	Gross	Gross
	value/	unrealized	unrealized
	cost	gains	losses	Fair value
U.S. Treasury securities	$499,678	3,525	—	503,203
U.S. government
agency obligations	2,028,476	153,020	—	2,181,496
Special revenue	374,675,018	11,394,517	(5,170,803)	380,898,732
States and territories	694,369,970	38,085,400	(752,290)	731,703,080
Foreign government	28,084,114	1,817,741	—	29,901,855
Corporate bonds	2,345,239,114	205,672,165	(5,379,808)	2,545,531,471
Loan-backed securities	929,509,065	36,700,464	(4,566,090)	961,643,439
Total bonds	4,374,405,435	293,826,832	(15,868,991)	4,652,363,276
Preferred stocks	17,647,066	1,816,972	(8,400)	19,455,638
Common stocks - unaffiliated	11,949,875	11,791,145	—	23,741,020
Common stocks - affiliated	103,902	1,232,006	—	1,335,908
Total stocks	29,700,843	14,840,123	(8,400)	44,532,566
Total	$4,404,106,278	308,666,955	(15,877,391)	4,696,895,842

	2018
	Carrying	Gross	Gross
	value/	unrealized	unrealized
	cost	gains	losses	Fair value
U.S. Treasury securities	$1,006,957	10,094	—	1,017,051
U.S. government
agency obligations	2,780,932	190,689	—	2,971,621
Special revenue	420,553,110	8,181,696	(26,611,053)	402,123,753
States and territories	467,834,029	24,468,961	(590,751)	491,712,239
Foreign government	28,159,997	1,215,173	—	29,375,170
Corporate bonds	2,307,793,450	56,359,524	(74,822,358)	2,289,330,616
Loan-backed securities	863,939,743	16,672,110	(15,051,478)	865,560,375
SVO Identified Funds	23,183,382	—	—	23,183,382
Total bonds	4,115,251,600	107,098,247	(117,075,640)	4,105,274,207
Preferred stocks	4,211,220	417,368	—	4,628,588
Common stocks - unaffiliated	12,581,365	10,741,112	—	23,322,477
Common stocks - affiliated	103,902	1,035,309	—	1,139,211
Total stocks	16,896,487	12,193,789	—	29,090,276
Total	$4,132,148,087	119,292,036	(117,075,640)	4,134,364,483

The NAIC fair value of total bonds is approximately $1,975,000 less and $5,084,000 more than the estimated fair value in the tables above at December 31, 2019 and 2018, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The carrying value and estimated fair value of investments in bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.
	Carrying
	value	Fair value
Due in one year or less	$37,277,992	37,848,051
Due after one year through five years	313,425,953	327,720,674
Due after five years through ten years	1,040,708,847	1,117,653,228
Due after ten years	2,053,483,578	2,207,497,884
Loan-backed securities	929,509,065	961,643,439
	$4,374,405,435	4,652,363,276
Proceeds from sales of bonds during 2019, 2018, and 2017 were approximately $1,011,922,000, $238,736,000, and $423,619,000 respectively. Gross realized gains of approximately $43,990,000, $6,125,000, and $14,693,000 and gross realized losses of approximately $5,752,000, $14,841,000, and $279,000 respectively, were realized on those sales. The Company realized net gains of approximately $7,009,000, $4,168,000, and $11,487,000 on bonds that were called or prepaid in 2019, 2018, and 2017, respectively. In addition, the Company realized a gain of $1,055,000 on bonds transferred in 2019.  There were no bonds transferred in 2018 or 2017.

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2019 were as follows:
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Special revenue	$167,185,164	(3,295,134)	42,847,423	(1,875,669)	210,032,587	(5,170,803)
States and territories	66,270,841	(752,290)	—	—	66,270,841	(752,290)
Corporate bonds	341,086,783	(4,837,790)	11,189,482	(542,018)	352,276,265	(5,379,808)
Loan-backed securities	161,929,694	(2,483,933)	59,834,984	(2,082,157)	221,764,678	(4,566,090)
Total	$736,472,482	(11,369,147)	113,871,889	(4,499,844)	850,344,371	(15,868,991)
Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2018 were as follows:
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Special revenue	$53,695,118	(1,911,655)	242,890,758	(24,699,398)	296,585,876	(26,611,053)
States and territories	42,237,520	(440,086)	2,699,334	(150,665)	44,936,854	(590,751)
Corporate bonds	1,167,158,997	(51,835,726)	269,862,924	(22,986,632)	1,437,021,921	(74,822,358)
Loan-backed securities	280,677,754	(6,202,779)	176,571,111	(8,848,699)	457,248,865	(15,051,478)
Total	$1,543,769,389	(60,390,246)	692,024,127	(56,685,394)	2,235,793,516	(117,075,640)

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The investments included in states and territories are high‑grade investment quality and have unrealized losses due to an increase in interest rates since acquisition. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. As the decline in fair value is attributable to changes in interest rates and not credit quality, the Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.
The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations, which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company has the ability to hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market and economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.
The investments included in loan‑backed securities are comprised of U.S. government‑sponsored agency mortgage‑backed securities for which the U.S. government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage‑backed sector. The credit quality of some mortgage‑backed bonds has declined due to the larger number of home defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other‑than‑temporarily impaired.
At December 31, 2019 and 2018, investments with carrying values of approximately $3,013,000 and $3,463,000, respectively, were on deposit with state insurance departments as required by statute.
The Company has no direct exposure to subprime mortgage loans. An extensive pre‑purchase analysis is performed on every loan‑backed security. By purchasing only agency mortgage‑backed securities and AAA collateralized mortgage‑backed whole loan securities, direct exposure to sub‑prime mortgages is virtually eliminated. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage‑backed sector. The credit qualities on some mortgage‑backed bonds have begun to decline due to the large number of home mortgage defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and only due slightly to a lessening of credit, the Company believes most contractual cash flows will be received.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

There were no loan‑backed securities that recognized OTTI in 2019 and there were no securities where the present value of cash flows expected to be collected are less than amortized cost basis.
(5)	Separate Accounts
The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2019 and 2018, the Company Separate Account statement included legally insulated assets of approximately $980,712,000 and $754,807,000, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Company does not have a securities lending program.
The assets of these accounts are carried at fair market value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.
				2019	2018	2017
1.	Premiums, considerations, or deposits for
	year ended December 31			$83,929,810	75,230,630	74,957,069
2.	Reserves at December 31:
	For accounts with assets at:
		a.	Fair market value	$980,712,323	754,806,790	781,742,340
		b.	Amortized cost	—	—	—
		c.	Total reserves	$980,712,323	754,806,790	781,742,340
3.	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal		$—	—	—
	b.	With market value adjustment		—	—	—
	c.	At book value without market value
		adjustment and with current surrender		—	—	—
		charge of 5% or more
	d.	At fair market value		980,712,323	754,806,790	781,742,340
	e.	At book value without market value
		adjustment and with current surrender		—	—	—
		charge less than 5%
	f.	Subtotal		980,712,323	754,806,790	781,742,340
	g.	Not subject to discretionary withdrawal		—	—	—
	h.	Total		$980,712,323	754,806,790	781,742,340
4.	Reserves for asset default risk in lieu of AVR			$—	—	—

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

			2019	2018	2017
1.	Transfers as reported in the summary of operations of
	the separate accounts statements:
	a.	Transfers to separate accounts	$83,929,810	75,230,630	75,624,877
	b.	Transfers from separate accounts	59,617,687	50,870,488	50,877,654
	c.	Net transfers to or (from)
		separate accounts (a) – (b)	24,312,123	24,360,142	24,747,223
2.	Reconciling adjustments:
	a	Plus change in expense allowance
		and administration	(2,439,214)	(262,768)	(1,628,734)
3.	AFA net transfer to the separate accounts (fn1)
	a.	(1c) + (2)	$21,872,909	24,097,374	24,097,374

(1)
The 2017 balances in this table were changed to correctly present the disclosure requirements of SSAP No. 56.  See note 1(n) for presentation errors in the statement of operations as of December 31, 2017.

(6)	Liability for Accident and Health Reserves

Accident and health reserve activity for the years ended December 31, 2019, 2018 and 2017 was as follows:
	2019	2018	2017
Liability beginning of year, net of reinsurance	$516,987,838	491,139,445	471,470,553
Incurred related to:
Current year	466,929,542	418,088,762	385,359,058
Prior years	(22,280,175)	(30,974,899)	(34,022,788)
Total incurred	444,649,367	387,113,863	351,336,270
Paid related to:
Current year	236,989,122	215,689,348	193,002,436
Prior years	162,281,917	145,576,122	138,664,942
Total paid	399,271,039	361,265,470	331,667,378
Liability end of year, net of reinsurance	$562,366,166	516,987,838	491,139,445
Reinsurance recoverable on paid losses was approximately $2,838,000, $3,162,000 and $1,276,000 at December 31, 2019, 2018, and 2017, respectively.
The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $22,280,000 in 2019 from the prior year estimate. This decrease overall includes better than expected experience of approximately $25,567,000 for group medical and disability and worse than expected experience of approximately $3,287,000 for individual A&H business.  The increase for individual A&H, primarily cancer, is due to a lengthening of the tail in the claim runoff.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The provision for A&H benefits pertaining to prior years decreased approximately $30,975,000 in 2018 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,332,000 for group medical and disability and worse than expected experience of approximately $357,000 for individual A&H business. The increase for individual A&H, primary cancer, is due to a reserve increase due to a lengthening of the tail in the claim runoff and a one-time back payment on older diagnostic claims.
The provision for A&H benefits pertaining to prior years decreased approximately $34,023,000 in 2017 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,113,000 for group medical and disability and approximately $2,910,000 for cancer business. The decrease is due to subsequent better than expected claim experience.
The Company paid approximately $2,619,000, $259,000 and $53,000 in 2019, 2018, and 2017, respectively, to settle claims related to extra contractual obligations or bad faith claims stemming from lawsuits.
(7)	Borrowed Money
AFA has borrowed approximately $496,500,000 and $496,500,000 on the line of credit with the Federal Home Loan Bank of Topeka (FHLB) at December 31, 2019 and 2018, respectively. The line of credit is secured by investment securities and cash pledged as collateral by AFA with a carrying amount of approximately $517,000,000 and $582,111,000 at December 31, 2019 and 2018, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 227,956 shares of FHLB common stock with a total carrying value of approximately $23,146,000 and $22,795,600 at December 31, 2019 and 2018, respectively.
	2019
	General	Separate
	account	accounts	Total
Membership stock – class A	$834,000	—	834,000
Membership stock – class B	—	—	—
Activity stock	21,842,500	—	21,842,500
Excess stock	469,500	—	469,500
Total	$23,146,000	—	23,146,000
Actual or estimate borrowing capacity as
determined by the insurer	$521,934,270

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

FHLB Capital Stock

	2018
	General	Separate
	account	accounts	Total
Membership stock – class A	$500,000	—	500,000
Membership stock – class B	—	—	—
Activity stock	21,842,500	—	21,842,500
Excess stock	453,100	—	453,100
Total	$22,795,600	—	22,795,600
Actual or estimate borrowing capacity as
determined by the insurer	$556,615,156

FHLB Membership Stock (Class A and B) Eligible for Redemption
Not eligible
	Current	for	Less than	6 months
	year total	redemption	6 months	to 1 year	1 to 3 years	3 to 5 years
Class A	$834,000	500,000	334,000	—	—	—
Class B	—	—	—	—	—	—

FHLB Borrowings
FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the following table. At any time after FHLB exercises its conversion option, the Company may prepay the advance in full or in part without a fee.
The Company has no unused lines of credit as of December 31, 2019 or 2018.
AFA had no structured note borrowings as of December 31, 2019 and 2018.
Information regarding the terms of the funds borrowed from FHLB are as follows:

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	Interest rate
	subject to
Interest	conversion to	Date	Maturity	Balance at December 31
rate	adjustable rate	issued	date	2019	2018
3.270	—	02/08/10	02/10/20	10,000,000	10,000,000
3.630	—	03/25/10	03/25/22	10,000,000	10,000,000
3.710	—	03/25/10	03/25/20	10,000,000	10,000,000
3.440	—	03/25/10	03/25/20	10,000,000	10,000,000
3.500	—	03/25/10	03/25/21	10,000,000	10,000,000
3.770	—	04/13/10	04/13/22	15,000,000	15,000,000
4.190	—	05/07/10	05/07/20	10,000,000	10,000,000
2.570	—	03/27/12	03/26/21	12,500,000	12,500,000
2.080	—	11/19/13	11/20/23	10,000,000	10,000,000
1.980	—	03/12/14	03/12/24	—	12,500,000
3.110	—	05/23/14	05/23/24	15,000,000	15,000,000
1.930	—	11/19/14	11/19/24	—	25,000,000
2.300	—	04/28/15	04/28/23	5,000,000	5,000,000
2.590	—	05/20/15	05/19/23	5,000,000	5,000,000
2.740	—	05/21/15	05/21/24	25,000,000	25,000,000
2.060	—	08/10/15	08/08/25	20,000,000	20,000,000
2.090	—	01/13/16	01/13/22	5,000,000	5,000,000
2.260	—	01/13/16	01/13/23	10,000,000	10,000,000
2.280	—	01/13/16	01/13/26	10,000,000	10,000,000
2.070	—	05/06/16	05/06/26	10,000,000	10,000,000
2.590	—	11/21/16	11/23/26	10,000,000	10,000,000
2.960	—	03/13/17	03/13/25	10,000,000	10,000,000
2.600	—	04/20/17	04/18/25	15,000,000	15,000,000
1.880	—	05/19/17	05/19/27	25,000,000	25,000,000
2.890	—	05/22/17	05/21/27	10,000,000	10,000,000
2.640	—	05/22/17	05/22/25	5,000,000	5,000,000
2.520	—	12/04/17	12/04/23	25,000,000	25,000,000
2.960	—	01/29/18	01/29/25	10,000,000	10,000,000
3.080	—	02/01/18	01/30/26	15,000,000	15,000,000
3.240	—	02/05/18	02/05/27	6,500,000	6,500,000

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	Interest rate
	subject to
Interest	conversion to	Date	Maturity	Balance at December 31
rate	adjustable rate	issued	date	2019	2018
3.300	—	03/07/18	03/05/27	25,000,000	25,000,000
3.280	—	03/12/18	03/12/26	10,000,000	10,000,000
2.760	—	04/23/18	04/24/28	5,000,000	5,000,000
3.020	—	04/30/18	04/30/21	5,000,000	5,000,000
2.990	—	06/01/18	06/01/21	15,000,000	15,000,000
2.720	—	06/01/18	05/31/19	—	10,000,000
2.750	—	07/30/18	07/30/19	—	10,000,000
2.780	—	07/30/18	07/31/28	7,500,000	7,500,000
2.930	—	07/30/18	07/31/28	7,500,000	7,500,000
2.690	—	08/31/18	08/30/19	—	20,000,000
2.670	—	09/07/18	09/06/19	—	10,000,000
2.840	—	03/12/19	03/12/24	12,500,000	—
1.900	—	05/30/19	05/29/20	10,000,000	—
2.050	—	07/30/19	07/30/20	10,000,000	—
1.900	—	08/30/19	08/28/20	20,000,000	—
1.900	—	09/06/19	09/04/20	10,000,000	—
1.880	—	11/19/19	11/19/20	25,000,000	—
				496,500,000	496,500,000
			Accrued Interest	1,145,003	1,169,116
			Total	$497,645,003	497,669,116

Interest paid in 2019, 2018, and 2017 was approximately $13,807,000, $13,774,000, and $14,385,000 respectively, and is included in investment expenses in net investment income in the accompanying statutory statements of operations.
Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2019 are as follows
2020	$115,000,000
2021	42,500,000
2022	30,000,000
2023	55,000,000
2024	52,500,000
2025 and thereafter	201,500,000
$496,500,000

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(8)	Income Taxes
The Company’s net deferred tax assets (liabilities) at December 31 and the change from the prior year are comprised of the following components:
	2019			2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$92,972,084	894,046	93,866,130	82,838,147	905,797	83,743,944	10,133,937	(11,751)	10,122,186
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	92,972,084	894,046	93,866,130	82,838,147	905,797	83,743,944	10,133,937	(11,751)	10,122,186
Deferred tax asset nonadmitted	29,993,314	—	29,993,314	24,006,062	—	24,006,062	5,987,252	—	5,987,252
Sub-total net admitted deferred tax assets	62,978,770	894,046	63,872,816	58,832,085	905,797	59,737,882	4,146,685	(11,751)	4,134,934
Deferred tax liabilities	28,977,429	2,586,721	31,564,150	29,292,446	2,373,341	31,665,787	(315,017)	213,380	(101,637)
Net admitted deferred tax assets (liabilities)	$34,001,341	(1,692,675)	32,308,666	29,539,639	(1,467,544)	28,072,095	4,461,702	(225,131)	4,236,571
Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2019 and 2018 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2019 and 2018, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items.
On February 8, 2018, the NAIC issued Interpretations (INT) 18-01 to address the reporting and updating of estimates that companies are required to reflect as various accounting adjustments in their financial statements as a result of the Tax Cuts and Jobs Act of 2017 (Tax Act).  This guidance provided that accounting computations or assessments may be considered “incomplete” when the financial statements are filed.  For those items which were “incomplete” but for which a reasonable estimate could be made, those amounts should have been recorded as provisional in the financial statements for the year ended December 31, 2017.  Changes to amounts recognized in the financial statements for the year ended December 31, 2017 as a result of the Tax Act shall be recognized as a change in accounting estimate, pursuant to SSAP No. 3, when the information necessary to update the estimate becomes available.  All income tax effects as of December 31, 2017 were identified and appropriately accounted for as a result of the Tax Act in accordance with INT 18-01.  The tax accounting for the revaluation of deferred tax liabilities as of December 31, 2017 was complete.  The 2017 income tax effects of life insurance reserves for tax purposes pursuant to the Tax Act were recorded as provisional since the analysis was incomplete but a reasonable estimate was determined. As of December 31, 2018, the Company completed its analysis of income tax effects due to the Tax Act on life reserves.  The Company recorded additional admitted deferred tax assets of approximately $2,900,000, resulting from changes to the provisional estimate of the Tax Act impact on changes to life reserves.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company’s admission calculation components at December 31, 2019 and 2018 are as follows:
			2019			2018			Change
			Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	years recoverable through loss carrybacks		$—	—	—	—	—	—	—	—	—
(b)	Adjusted gross deferred tax assets expected
	to be realized (excluding the amount of
	deferred tax assets from (a) above)
	after application of the threshold limitation.
	(The lesser of (b)1 and (b)2 below):
	1.	Adjusted gross deferred tax assets
		expected to be realized following the
		balance sheet date	32,308,666	—	32,308,666	28,072,095	—	28,072,095	4,236,571	—	4,236,571
	2.	Adjusted gross deferred tax assets
		allowed per limitation threshold	—	—	76,797,954	—	—	71,573,078	—	—	5,224,876
		Lesser of b(1) or b(2)	32,308,666	—	32,308,666	28,072,095	—	28,072,095	4,236,571	—	4,236,571
(c)	Adjusted gross deferred tax assets (excluding
	the amount of deferred tax assets from (a)
	and (b) above) offset by gross deferred tax
	liabilities		30,670,104	894,046	31,564,150	30,759,990	905,797	31,665,787	(89,886)	(11,751)	(101,637)
(d)	Deferred tax assets admitted
	Total ((a) + (b) + (c ))		$62,978,770	894,046	63,872,816	58,832,085	905,797	59,737,882	4,146,685	(11,751)	4,134,934
	2019	2018
Ratio percentage used to determine recovery period and
threshold limitation amount	736%	730%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation in (b) 2 above	$549,873,977	517,531,960
As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the statutory statements of capital and surplus):

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The impact of the Company’s tax planning strategies as of December 31 is as follows:
	2019		2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$92,972,084	894,046	82,838,147	905,797	10,133,937	(11,751)
Percentage of adjusted gross DTAs
attributabe to the impact of tax planning strategies	— %	1.0%	— %	1.1%	— %	(0.1)%
Net admitted adjusted gross DTAs	$62,978,770	894,046	58,832,085	905,797	4,146,685	(11,751)
Percentage of net admitted adjusted gross DTAs
attributable to the impact of tax planning strategies	— %	1.4%	— %	1.5%	— %	(0.1)%
None of the Company’s tax‑planning strategies include the use of reinsurance.
There are no temporary differences for which deferred tax liabilities are not recognized.
As of December 31, current income taxes incurred consist of the following major components:
	2019	2018	Change
Current federal income tax – operations	$26,428,520	7,521,969	18,906,551
Foreign income tax	—	—	—
Subtotal	26,428,520	7,521,969	18,906,551
Current federal income tax on capital gains
taxes incurred	9,599,983	(9,142,363)	18,742,346
Federal and foreign income taxes incurred	$36,028,503	(1,620,394)	37,648,897

	2018	2017	Change
Current federal income tax – operations	$7,521,969	31,554,611	(24,032,642)
Foreign income tax	—	—	—
Subtotal	7,521,969	31,554,611	(24,032,642)
Current federal income tax on capital gains
taxes incurred	(9,142,363)	9,447,403	(18,589,766)
Federal and foreign income taxes incurred	$(1,620,394)	41,002,014	(42,622,408)

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
As of December 31, deferred income tax assets and liabilities consist of the following major components:
	2019	2018	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$13,936,983	13,084,755	852,228
Policyholder reserves	17,202,187	15,722,541	1,479,646
Investments	—	94,336	(94,336)
Deferred acquisition costs	41,842,231	37,295,387	4,546,844
Fixed assets	3,425,664	1,662,697	1,762,967
Compensation and benefits accrual	8,466,819	8,314,627	152,192
Receivables – nonadmitted	7,152,033	5,997,730	1,154,303
Other	946,167	666,074	280,093
Subtotal	92,972,084	82,838,147	10,133,937
Nonadmitted	29,993,314	24,006,062	5,987,252
Admitted ordinary deferred
tax assets	62,978,770	58,832,085	4,146,685
Capital:
Investments	$894,046	905,797	(11,751)
Admitted capital deferred
tax assets	894,046	905,797	(11,751)
Admitted deferred tax assets	63,872,816	59,737,882	4,134,934
Deferred tax liabilities:
Ordinary:
Investments	50,119	—	50,119
Fixed Assets	441,548	1,065,486	(623,938)
Deferred and uncollected premium	20,191,530	18,826,113	1,365,417
Other	8,294,232	9,400,847	(1,106,615)
Subtotal	28,977,429	29,292,446	(315,017)
Capital:
Investments	2,586,721	2,373,341	213,380
Deferred tax liabilities	31,564,150	31,665,787	(101,637)

Net deferred tax assets	$32,308,666	28,072,095	4,236,571
There were no statutory valuation allowance adjustments in 2019 or 2018.
The following items are included in Other Ordinary Deferred Tax Liabilities:
	2019	2018	Change
Change in reserve method	$8,120,624	9,293,554	(1,172,930)
Other (items < 5% of total ordinary
tax liabilities)	173,608	107,293	66,315
Total	$8,294,232	9,400,847	(1,106,615)

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate to income before income taxes and net realized capital gains (losses) as follows:
	2019	tax rate	2018	tax rate	2017	tax rate
Income before taxes and realized captial
gains (losses)	$116,562,409	—%	$99,962,157	—%	$102,230,144	—%
Income tax expense at 21% statutory rate
for 2019 and 2018, 35% for 2017	24,478,106	21.00%	20,992,053	21.0%	35,780,550	35.0%
Increase (decrease) in tax resulting from:
Dividends received deduction	(892,301)	-0.7%	(844,403)	-0.7%	(1,365,947)	-1.2%
Nondeductible expenses for meals
and other items	718,929	0.7%	977,116	1.0%	1,662,620	1.6%
Management fees	(1,911,000)	-1.6%	(1,269,030)	-1.3%	(2,253,425)	-2.2%
Tax credits	(2,113,913)	-2.0%	(2,126,320)	-2.2%	(2,100,320)	-2.1%
Tax-exempt income	(703,032)	-0.6%	(105,065)	-0.1%	(2,741)	—%
Tax adjustment for IMR	(1,411,179)	-1.1%	(1,243,173)	-1.1%	(2,102,283)	-2.0%
Deferred tax benefit on nonadmitted
assets	(1,154,303)	-1.0%	795,981	0.8%	4,375,255	4.3%
Remove impact of tax rate change
included in deferred tax benefit on
nonadmitted assets	—	—%	—	—%	(4,529,141)	-4.5%
Timing differences on realized gains
and losses	88,522	—%	4,047,322	3.9%	(1,773,790)	-1.7%
Adjustment to deferred taxes for tax
rate change from 35% to 21%	—	—%	—	—%	38,204,386	37.4%
Prior year return to provision and amended
return adjustments	(1,412,264)	-1.2%	(10,168,737)	-10.2%	(2,109,350)	-2.1%
Total income tax expected	$15,687,565	13.5%	$11,055,744	11.1%	$63,785,814	62.5%
Current income taxes incurred (excludes tax
on net realized gains and losses and
reserve method changes)	$26,428,520	22.70%	$7,521,969	7.6%	$31,554,611	31.0%
Net change in deferred income taxes
(excludes tax on unrealized gains and
losses and reserve method changes)	(10,740,955)	-9.2%	3,533,775	3.5%	32,231,203	31.5%
Total income tax reported	$26,428,520	22.70%	$7,521,969	7.6%	$31,554,611	62.5%

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The enactment of the Tax Act materially impacted deferred income taxes in 2017 as well as 2018 as a result of the tax rate change from 35% in 2017 to 21% in 2018 forward. During 2017, deferred tax assets decreased approximately $37,048,000 due to the Tax Act rate change, which includes the impact of the tax rate change in unrealized gains and losses.  During 2018, the pension redesignation from 2018 to 2017 and capital loss carryback from 2018 to prior years resulted in an additional 14% of current Federal income tax benefit.  The Company’s 2017 pension contribution of approximately $54,556,000 was redesignatied to 2017 resulting in an additional Federal income tax benefit of approximately $7,638,000.  The Company generated a capital loss for tax purposes in 2018 of approximately $26,186,000 which was carried back to its 2015, 2016, and 2017 Federal income tax returns, resulting in an additional Federal income tax benefit of approximately $3,666,000 in 2018.
As of December 31, 2019, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes.
The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:
	Ordinary	Capital	Total
December 31, 2019	$—	9,599,982	9,599,982
December 31, 2018	—	—	—
December 31, 2017	—	8,485,552	8,485,552
Due to the changes in Federal tax laws resulting from the enactment of the Tax Act on December 22,2017, the 3-year carry back of ordinary losses to the extent of ordinary income generated in the carry back years is no longer available.  The 3-year carry back of losses is still allowed to the extent of capital gains generated in the carry back years.  The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.
As of December 31, 2019, there were no deposits admitted under Section 6603 of the Internal Revenue Code.
The Company is included in a consolidated federal income tax return with the following entities:
American Fidelity Corporation	American Fidelity International Holdings, Inc.
American Public Life Insurance Company	AF Apartments, Inc.
American Fidelity Securities, Inc.	Market Place Realty Corporation
InvesTrust	American Fidelity Property Services, LLC
American Fidelity General Agency, Inc.	American Fidelity Community Services, Inc.
AF Professional Employment Group, LLC	Home Rentals Inc.
First Financial Securities of America, Inc.	Apple Creek Apartments, Inc.
American Fidelity Property Company	Alcott HR Group, LLC
American Fidelity Administrative Services, LLC	All In Sports & Entertainment, LLC
The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
As of December 31, 2019, the Company did not owe or pay and Repatriation Transition Tax installments under the TCJA.
As of December 31, 2019, the Company has no AMT credit carryforward.
The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2016 and state and local income tax examinations for years prior to 2015. The Company is not currently under examination by any taxing authority.
(9)	Reinsurance
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the December 31, 2019 or 2018 statutory financial statements. Estimated amounts that reduce the reserves for future policy benefits at December 31, 2019 and 2018 for reinsurance ceded are approximately $1,085,529,000 and $1,094,467,000, respectively. At December 31, 2019 and 2018, amounts that reduced the reserves for future policy benefits of approximately $697,228,000 and $715,505,0000, respectively, were associated with one reinsurer (note 14).
At December 31, 2019 and 2018, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:
Group	2019	2018
Hannover Life Reassurance Company	$3,491,119	2,496,774
Hannover Reassurance (Ireland) LTD	18,472,006	16,372,259
Total group	21,963,125	18,869,033
Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2019 and 2018, the face amounts of life insurance in force that are reinsured amounted to approximately $7,421,897,000 and $7,759,000,000, respectively (approximately 24.3% and 27.0% of total life insurance in force, respectively).
Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits, and commission allowances are as follows for the years ended December 31, 2019 and 2018:
	2019	2018	2017
Reinsurance ceded	$209,700,052	207,564,634	222,403,939
Reinsurance assumed	58,091,200	52,646,255	50,128,570
Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $195,274,600, $199,434,000, and $197,162,000 for the years ended December 31, 2019, 2018 and 2017, respectively.
(10)	Employee Benefit Plans
The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $20,019,000, $56,056,000,and16,150,000 to the Plan during the years ended December 31, 2019, 2018, and 2017, respectively. AFC also offers certain postretirement benefits other than the Plan.
On September 12, 2018, the Company made an additional approximately $39,000,000 cash contribution over the required minimum contribution of approximately $17,506,000. This transaction allowed the Company to take advantage of the 14% differential in tax rate (35% vs 21%) by designating all 2018 payments as contributions for the 2017 Plan Year for the Plan and for Federal Income Tax purposes.  This designation had to occur and be funded prior to the filing of the 2018 tax return. The additional contribution had a pretax impact of approximately $39,000,000.  The tax benefits related to the election on required and additional contributions reduced the expense by approximately $16,038,000 causing a net decrease of approximately $22,962,000.
The Company participates in a defined‑contribution thrift and profit sharing plan as provided under Section 401(a) of the Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $9,809,000, $8,898,000 and $8,483,000 to this plan during the years ended December 31, 2019, 2018, and 2017, respectively.
(11)	Leases
The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the statutory statements of admitted assets, liabilities, and capital and surplus as investment real estate. Rental income on these properties is included in the statutory statements of operations as net investment income.
Investment real estate held for lease is as follows at December 31:
	2019	2018
Land and buildings, net of encumbrances	$35,742,883	33,258,423
Less accumulated depreciation	(11,969,556)	(9,186,852)
Net investment real estate	$23,773,327	24,071,571

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company entered into a lease agreement with 9000 Broadway LLC, a related party, on December 31, 2012, and modified effective January 1, 2014. The balance due will be paid in monthly amounts of approximately $714,000 over the 20 year term of the lease.
(12)	Related‑Party Transactions
The Company paid cash dividends to AFC in the amount of approximately $60,000,000 during 2019, $35,000,000 during 2018, and $35,000,000 during 2017. There were no other transactions with affiliates in amounts, which exceeded one‑half of one percent of the total admitted assets of the Company.
At December 31, 2019 and 2018, the Company reported approximately $6,514,000 and $6,033,000, respectively, as amounts due from AFC.
The Company leases office space from a subsidiary of AFC. The rent payments associated with this lease were approximately $10,107,000, $9,593,000, and $13,643,000 in 2019, 2018, and 2017, respectively.
During 2017, 2016, and 2015 the Company entered into three‑year software lease agreements with AFC. Lease expense related to these agreements was approximately $5,432,000, $6,246,000, and $5,397,000 for the years ended December 31, 2019, 2018, and 2017, respectively, and is included in general insurance expenses.
The Company leases automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2019, 2018, and 2017, payments under these leases were approximately $12,209,000, $12,366,000, and $12,692,000, respectively.
Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no markup. During the years ended December 31, 2019, 2018, and 2017, the Company paid management fees to AFC totaling approximately $11,268,000, $14,494,000, and $8,456,000, respectively.
Under a service agreement approved by the Oklahoma Insurance Department, AFA provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). During the years ended December 31, 2019, 2018, and 2017, AFIBL paid management fees to AFA of approximately $3,078,000, $2,103,000, and $2,103,000 respectively.
Under a service agreement approved by the Oklahoma Insurance Department, AFA provides certain services to American Public Life Insurance Company (APL). During the years ended December 31, 2019, 2018, and 2017, APL paid management fees to AFA of approximately $1,500,000, respectively.
During the years ended December 31, 2019, 2018, and 2017 the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $15,341,000, $10,822,000, and $10,481,000, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(13)	Commitments and Contingencies
Rent expense for the years ended December 31, 2019, 2018, and 2017 was approximately $26,464,000, $25,583,000, and $30,516,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2019 under noncancelable long‑term leases for office space are as follows:
2022	9,065,000
2023	8,626,000
2024	8,577,000
2025 and thereafter	40,282,000
The Company has outstanding mortgage loan commitments of approximately $40,825,000 and $16,288,000 at December 31, 2019 and 2018, respectively.
The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2019 and 2018, liabilities for guaranty association assessments totaled approximately $1,691,000 and $1,770,000, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2019 and 2018.
In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.
(14)	Acquired Business – Mid‑Continent Life Insurance Company
Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid‑Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $691,754,000 and $706,188,000 to HLR and maintaining a funds withheld liability at December 31, 2019 and 2018, respectively.
Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed “Extra‑Life” contracts will not increase during the 17‑year period beginning December 31, 2000 and will only increase thereafter if certain conditions are met.  In 2018, the Company demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the Company implemented a 10% rate increase and in July of 2019 the Company implemented an 11% rate increase. The Company has also guaranteed that the current dividend scale on the assumed “Extra‑Life” contracts shall not be reduced or eliminated during the five‑year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra‑Life” contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.
The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $343,509,000 and $357,847,000 for 2019 and 2018, respectively.
Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2019 and 2018. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying summary of operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in AFA’s investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying summary of operations.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(15)	Life Contracts – Premiums
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:
	Gross	Net of loading
Ordinary new business	$23,862,178	2,339,815
Ordinary renewal	55,902,416	42,487,089
Group life	97,401	97,401
Total	$79,861,995	44,924,305
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2018 were as follows:
	Gross	Net of loading
Ordinary new business	$22,491,514	2,118,863
Ordinary renewal	45,199,738	36,110,684
Group life	91,343	91,269
Total	$67,782,595	38,320,816

(16)	Managing General Agents and Third‑Party Administrators
Managing general agents (MGAs) and direct written contracts at December 31 were as follows:

Name and address of managing general agent or third-party administrator	Federal employer identification number	Exclusive contract	Type of business written	Type of authority granted *	2019 Direct written premium	2018 Direct written premium	2017 Direct written premium
TRU Services, LLC	04-3392571	No	Excess loss medical and group life	U, C, CA, R, P	**	**	$31,322,507
200 Cummings Center, Ste. 272D
Beverly, MA 01915
	Aggregate other				$51,119,672	58,646,495	65,270,322

Total MGA and third-party administrator premium					$51,119,672	58,646,495	96,592,829

* Abbreviations:
U: Underwriting
C: Claims payment
CA: Claims adjustment
R: Reinsurance ceding
P: Premium collection

** Direct written premium for TRU Services, LLC does not exceed 5% of the policyholder surplus

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(17)	Affiliated Entities
The following is a summary of the significant ownership and affiliated entity relationships that existed at December 31, 2019

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(18)	Reconciliations
Reconciliations of capital and surplus and net income on a GAAP basis to the amounts included in the accompanying statutory financial statements for the years ended December 31 are as follows (in thousands):
	Net income,		Capital and surplus,
	year ended December 31		at December 31
	2019	2018	2019	2018
Amounts as reported on statutory
basis	$90,280	98,889	544,295	505,226
Adjustments:
Deferred policy acquisition costs	48,006	50,098	719,167	681,183
Policy benefit reserves	(848)	(19,647)	(21,232)	(21,705)
Deferred federal income taxes	1,224	(9,098)	(146,917)	(102,268)
Due and deferred premiums	(4,190)	(1,050)	(24,820)	(25,722)
Nonadmitted assets	—	—	25,842	26,162
Asset valuation reserve	—	—	37,888	40,378
Invested assets	—	(74,834)	277,076	(11,564)
Funds withheld derivative	27,186	75,661	(132,630)	(47,099)
Other, net	34	(823)	62,597	32,997
	Amounts on a GAAP
	basis for consolidated
presentation	$161,692	119,196	1,341,266	1,077,588
	Net income,		Capital and surplus,
	year ended December 31		at December 31
	2018	2017	2018	2017
Amounts as reported on statutory
basis	$98,889	66,199	505,226	430,624
Adjustments:
Deferred policy acquisition costs	50,098	41,358	681,183	622,638
Policy benefit reserves	(19,647)	(254)	(21,705)	(2,275)
Deferred federal income taxes	(9,098)	57,323	(102,268)	(120,313)
Due and deferred premiums	(1,050)	(2,066)	(25,722)	(24,458)
Nonadmitted assets	—	—	26,162	30,222
Asset valuation reserve	—	—	40,378	35,555
Invested assets	(74,834)	51,719	(11,564)	215,696
Funds withheld derivative	75,661	(46,050)	(47,099)	(122,760)
Other, net	(823)	(2,483)	32,997	35,552
	Amounts on a GAAP
	basis for consolidated
presentation	$119,196	165,746	1,077,588	1,100,481

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(19)	Guaranty Assessments
As of December 31, 2019, American Fidelity Assurance Company did not receive notice of any assessments that would have a material financial impact.
The amount of recognized liabilities under SSAP No. 35R is approximately $1,691,000 and the related asset for premium tax credits is approximately $772,000. The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.
Assets recognized from paid and accrued premium tax offsets and policy
surcharges prior year-end	$4,229,571

Decreases current year:
Premium tax offset applied	857,261
Payments on insolvencies which were set up as payables prior to the
current year	354,932

Increases current year:
Assessment payments less refunds on insolvencies billed during the
current year	403,052
Adjusted the liability to remove payments on insolvencies which are no
longer part of the projected liability	4,160
Increase in the estimated assessment liability based on the new
projections at the end of the current year	134,136

Assets recognized from paid and accrued premium tax offsets and policy
surcharges current year-end	$3,558,725

(20)	Subsequent Events
The Company has evaluated events subsequent to December 31, 2019 and through April, 13, 2020 the date on which the audited financial statements were issued.  The Company’s exposure to risk and impact from COVID-19 is being analyzed at every level.  Our product mix does not currently have comprehensive medical coverage as we primarily sell supplemental products.  Our reserves have proved to be adequate under a wide variety of interest rates and stress tests. At this point, we have no reason to believe that normal reserves will not be adequate to cover impacts of COVID-19. Due to our product mix, we believe that the claim impact, if any due to the virus itself will be very minor. However, if these events would trigger a recession, we could see the potential for additional claims (and claim reserves) in our disability lines.  The Company is modeling various stress scenarios for all potentially impacted areas and will monitor outcomes monthly of all financial impacts.  Our investments portfolio is very high credit quality, and as noted earlier in footnote 1(l), Capital and Surplus, our liquidity level is substantial for the Company, with additional sources at the AFC level. Monitoring at every level will continue as long as deemed necessary

AMERICAN FIDELITY ASSURANCE COMPANY
Schedule I- Summary of Investments-Other than Investments in Related Parties
December 31, 2019

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet

Bonds:
United States Government and government agencies and authorities	$2,528,154	$2,684,699	$2,528,154
Special revenue	374,675,018	380,898,732	374,675,018
States, municipalities and political subdivisions	694,369,970	731,703,080	694,369,970
Foreign governments	28,084,114	29,901,855	28,084,114
All other corporate and mortgage backed bonds[1]	3,275,366,492	3,507,174,910	3,274,748,179
Total Bonds:	4,375,023,748	4,652,363,276	4,374,405,435
Equity securities:
Preferred stock	$17,647,066	$19,455,638	$17,647,066
Common stock - unaffiliated	11,949,875	23,741,020	23,741,020
Total equity securities:	29,596,941	43,196,658	41,388,086

Mortgage loans on real estate	550,520,170	569,102,537	550,520,170
Real estate	23,773,327	23,773,327	23,773,327
Cash and short-term investments	289,209,412	289,209,412	289,209,412
Contract loans	56,447,154	56,447,154	56,447,154
Other long-term investments	24,624,356	28,175,476	24,624,356
Receivable for securities	709,026	709,026	709,026
Total investments	$5,349,904,134	$5,662,976,866	$5,361,076,966

[1]The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost
See accompanying independent auditors’ report.			(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
Schedule III- Supplementary Insurance Information
December 31, 2019

(In thousands)
		As of December 31,				For the years ended December 31,
Segment		Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2019:
	Life	—	492,248	—	11,069	139,440	57,451	42,487	—	63,892	—
	Annuity	—	2,003,857	—	200	231,289	86,062	175,897	—	18,954	—
	Supplementary
	Contract	—	21,761	—	22,781	966,339	818	2,710	—	79	—
	Accident and
	Health	—	758,895	6,117	135,478	805,432	36,497	419,763	—	355,000	—
Total		—	3,276,761	6,117	169,528	2,142,500	180,828	640,857	—	437,925	—

2018:
	Life	—	455,009	—	10,615	123,588	59,575	36,864	—	69,519	—
	Annuity	—	1,958,643	—	—	228,750	85,605	183,781	—	23,074	—
	Supplementary
	Contract	—	691	—	139	—	30	—	—	—	—
	Accident and
	Health	—	702,795	6,211	116,823	739,319	39,750	368,901	—	382,888	—
Total		—	3,117,138	6,211	127,577	1,091,657	184,960	589,546	—	475,481	—

2017:
	Life	—	447,837	—	17,282	117,845	59,874	32,589	—	57,854	—
	Annuity	—	1,879,503	—	—	159,169	81,476	122,750	—	19,801	—
	Supplementary
	Contract	—	712	—	96	—	30	—	—	—	—
	Accident and
	Health	—	655,307	6,201	106,143	680,365	36,687	319,680	—	329,750	—
Total		—	2,983,359	6,201	123,521	957,379	178,067	475,019	—	407,405	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditors’ report.											(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
Schedule IV- Reinsurance
December 31, 2019

(In thousands)
					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2019:
Life insurance in force	$30,554,183	7,421,897	—	23,132,286	N/A
Premiums:
Life insurance	$416,397	45,668	—	370,729	N/A
Accident and health insurance	911,372	164,032	58,091	805,431	7.21%
Total premiums	$1,327,769	209,700	58,091	1,176,160	4.94%
Year ended December 31, 2018:
Life insurance in force	$28,719,190	7,759,347	—	20,959,843	N/A
Premiums:
Life insurance	$398,011	45,673	—	352,338	N/A
Accident and health insurance	848,564	161,891	52,646	739,319	7.12%
Total premiums	$1,246,575	207,564	52,646	1,091,657	4.82%
Year ended December 31, 2017:
Life insurance in force	$27,370,623	8,166,721	—	19,203,902	N/A
Premiums:
Life insurance	$324,070	47,055	—	277,014	N/A
Accident and health insurance	805,585	175,349	50,129	680,365	7.37%
Total premiums	$1,129,655	222,404	50,129	957,379	5.24%

See accompanying independent auditors’ report.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements
The following financial statements are included in Part B hereof:
AMERICAN FIDELITY SEPARATE ACCOUNT C
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2019
Statements of Operations for the Year Ended December 31, 2019
Statements of Changes in Net Assets for the Years Ended December 31, 2019 and 2018
Financial Highlights
Notes to Financial Statements
AMERICAN FIDELITY ASSURANCE COMPANY
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2019 and 2018
Consolidated Statements of Income for the Years Ended December 31, 2019, 2018 and 2017
Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2019, 2018 and 2017
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2019, 2018 and 2017
Consolidated Statements of Cash Flows for the Years Ended December 31, 2019, 2018 and 2017
Notes to Consolidated Financial Statements
Schedule III – Supplementary Insurance Information
Schedule IV – Reinsurance

(b) Exhibits
1
Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C.  Incorporated by reference to Exhibit 1 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.  https://www.sec.gov/Archives/edgar/data/1220781/000090933403000035/0000909334-03-000035-index.htm

3
Amended and Restated Principal Underwriter’s Agreement dated June 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.  Incorporated by reference to Exhibit 3 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.  https://www.sec.gov/Archives/edgar/data/1220781/000090933407000139/afsacex3-123106.htm

3.1
First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.  Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit31firstamendment.htm

3.2
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 11 to Form N-4 filed on April 30, 2012.  https://www.sec.gov/Archives/edgar/data/1220781/000106112812000042/exhibit3-1.htm

3.3
Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.  Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit33thirdamendment.htm

3.4*
 Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.

4.1
Flexible Premium Group Variable Annuity.  Incorporated by reference to Exhibit 4.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003. https://www.sec.gov/Archives/edgar/data/1220781/000090933403000217/0000909334-03-000217-index.htm

5.1
Section 457(b) Deferred Compensation Plan Participation Election Form.  Incorporated by reference to Exhibit 5.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.  https://www.sec.gov/Archives/edgar/data/1220781/000090933403000217/0000909334-03-000217-index.htm

5.2
Section 457 Group Variable Annuity Master Application.  Incorporated by reference to Exhibit 5.2 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.  https://www.sec.gov/Archives/edgar/data/1220781/000090933403000217/0000909334-03-000217-index.htm

6.1
Articles of Incorporation of American Fidelity Assurance Company as amended.  Incorporated by reference to Exhibit 6.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.  https://www.sec.gov/Archives/edgar/data/1220781/000090933403000217/0000909334-03-000217-index.htm

6.2
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 6.2 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.  https://www.sec.gov/Archives/edgar/data/1220781/000090933403000217/0000909334-03-000217-index.htm

8.1
Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.  Incorporated by reference to Exhibit 8.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1220781/000106112815000022/exhibit8-1.htm

8.1.1
Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.  Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit811amend1tofund.htmhttps://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit811amend1tofund.htm

8.1.2
Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.  Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1220781/000106112815000022/exhibit8_1-1.htm

8.1.3
Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company.  Incorporated by reference to Exhibit 8.1.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1220781/000106112815000022/exhibit8_1-2.htm

8.3
Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997.  Incorporated by Reference to Exhibit 8.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004. https://www.sec.gov/Archives/edgar/data/1220781/000090933404000137/sacexh83-2004.txt

8.3.1
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).  Incorporated by Reference to Exhibit 8.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.  https://www.sec.gov/Archives/edgar/data/1220781/000090933404000137/sac485-ex84.txt

8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.  Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003. https://www.sec.gov/Archives/edgar/data/1220781/000090933403000035/0000909334-03-000035-index.htm

8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.  https://www.sec.gov/Archives/edgar/data/1220781/000106112811000035/afsacexh833-2011.htm

8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011.  Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011. https://www.sec.gov/Archives/edgar/data/1220781/000106112811000035/afsacexh839-2011.htm

8.3.5
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017.   Incorporated by reference to Exhibit 8.3.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit835amdtofundpartagr.htm

8.3.6
Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.  Incorporated by reference to Exhibit 8.18 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005  https://www.sec.gov/Archives/edgar/data/1220781/000090933405000094/sac-exh818.txt

8.3.7
Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.  Incorporated by reference to Exhibit 8.19 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005  https://www.sec.gov/Archives/edgar/data/1220781/000090933405000094/sac-exh819.txt

8.3.8
Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.  Incorporated by reference to Exhibit 8.23 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.  https://www.sec.gov/Archives/edgar/data/1220781/000090933405000123/sac-exh823.txt

8.3.9
Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.  https://www.sec.gov/Archives/edgar/data/1220781/000106112811000035/afsacexh837-2011.htm

8.3.10
Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017.    Incorporated by reference to Exhibit 8.3.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit8310amdtoagrmt.htm

8.3.11
2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.3.6 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.  https://www.sec.gov/Archives/edgar/data/1220781/000090933407000139/afsacex836-123106.htm

8.4
Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.  Incorporated by reference to Exhibit 8.26 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.  https://www.sec.gov/Archives/edgar/data/1220781/000090933405000123/sac-exh826.txt

8.4.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.5.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.  https://www.sec.gov/Archives/edgar/data/1220781/000090933407000139/afsacex851-123106.htm

8.4.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.  Incorporated by reference to Exhibit 8.5.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 9 to Form N-4 filed on April 29, 2010.  https://www.sec.gov/Archives/edgar/data/1220781/000095012310040409/d72431exv8w5w2.htm

8.4.3
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.  Incorporated by reference to Exhibit 8.4.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1220781/000106112815000022/exhibit8_4-3.htm

8.5
Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017.  Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1220781/000106112818000047/exhibit85.htm

9*	Opinion and Consent of Counsel.
10*	Consent of Independent Registered Public Accounting Firm.
99*	Relationship chart.
*	Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President
Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director
John Cassil 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President, Chief Financial Officer, Treasurer
William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director
Charles R. Eitel 2209 Miramonte Court Naples, Florida 34105	Director
Theodore M. Elam 211 N. Robinson, 10th Floor Oklahoma City, OK 73102	Director
Lynn Fritz 3909 Frei Road Sebastopol, CA 95472	Director
Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary
Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director
Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer
Gary E. Tredway 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
A relationship chart is included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.
ITEM 27. NUMBER OF CONTRACT OWNERS
As of March 31, 2020, there were 6,538 contract participants under eligible non-qualified deferred compensation plans offered by Separate Account C.
ITEM 28. INDEMNIFICATION
The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:
(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.
(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.
(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS
(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account B.
(b) The following persons are the officers and directors of American Fidelity Securities, Inc.  The principal business address for each of the following is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice President AML; Investment Company and Variable Contract Products Principal
Sal Cristofaro	Vice President, Chief Operations Officer; Investment Company and Variable Contract Products Principal
Rafael Garcia	Director; Investment Company and Variable Contract Products Principal
Cherie L. Horsfall	Assistant Vice President; Investment Company and Variable Contract Products Principal
Christopher T. Kenney	Chairman of the Board, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal
Linda Overfield	Assistant Vice President AML, Privacy, Licensing; Investment Company and Variable Contract Products Principal
Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal
Shirley Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c) The commissions received by American Fidelity Securities, Inc. in connection with Separate Account C in 2019 were $85,969.  It received no other compensation from or on behalf of the Registrant during the year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
This information is included in the Registrant’s most recent report on Form N-CEN.
ITEM 31. MANAGEMENT SERVICES
Not Applicable.
ITEM 32. UNDERTAKINGS
(a) Registrant hereby undertakes to file a post‑effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.
(d) Registrant hereby undertakes to represent that any contract offered by the prospectus that is issued pursuant to Section 403(b) of the Internal Revenue Code is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission’s no-action letter to the American Council of Life Insurance (publicly available November 28, 1988), which permits withdrawal of restrictions to the extent necessary to comply with Internal Revenue Code Section 403(b)(11).
REPRESENTATIONS
American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 3, 2020.

AMERICAN FIDELITY SEPARATE ACCOUNT C (Registrant) By: American Fidelity Assurance Company (Depositor)
By:	s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below as of March 31, 2020.  Each of the undersigned hereby appoints Ronald J. Byrne and Christopher T. Kenney, individually, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Assurance Company, a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Signature
s/Gregory S. Allen	s/Lynn Fritz
Gregory S. Allen, Director	Lynn Fritz, Director
s/John M. Bendheim	s/Paula Marshall
John M. Bendheim, Director	Paula Marshall, Director
s/Ronald J. Byrne	s/Tom J. McDaniel
Ronald J. Byrne, Senior Vice President	Tom J. McDaniel, Director
s/Lynda L. Cameron	s/Stephen M. Prescott
Lynda L. Cameron, Director	Stephen M. Prescott, Director
s/William M. Cameron	s/Jeanette Rice
William M. Cameron, Chairman of the Board and Chief Executive Officer	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)
s/John Cassil
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
s/William E. Durrett
William E. Durrett, Senior Chairman of the Board and Director
s/Charles R. Eitel
Charles R. Eitel, Director
s/Theodore M. Elam
Theodore M. Elam, Director

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C.	Incorporated by reference
3	Amended and Restated Principal Underwriter’s Agreement dated July 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.	Incorporated by reference
3.1
First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.
Incorporated by reference
3.2
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.
Incorporated by reference
3.3
Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.
Incorporated by reference
3.4
Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.
Filed herewith
4.1	Flexible Premium Group Variable Annuity.	Incorporated by reference
5.1	Section 457(b) Deferred Compensation Plan Participation Election Form.	Incorporated by reference
5.2	Section 457 Group Variable Annuity Master Application.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company as amended.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference
8.1
Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.
Incorporated by reference
8.1.1
Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.
Incorporated by reference

8.1.2	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.	Incorporated by reference
8.1.3
Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company.
Incorporated by reference
8.3
Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997.
Incorporated by reference
8.3.1
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).
Incorporated by reference
8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.
Incorporated by reference
8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund (d/b/a/ Dreyfus Stock Index Fund”)”) dated November 1, 2010.
Incorporated by reference
8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 13, 2012.
Incorporated by reference
8.3.5
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017.
Incorporated by reference
8.3.6
Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.  Incorporated by reference to Exhibit 8.18 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.
Incorporated by reference

8.3.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.	Incorporated by reference
8.3.8	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.	Incorporated by reference
8.3.9	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.	Incorporated by reference
8.3.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017.	Incorporated by reference
8.3.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.	Incorporated by reference
8.4	Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference
8.4.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.
Incorporated by reference
8.4.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.
Incorporated by reference
8.4.3
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.
Incorporated by reference
8.5	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017.	Incorporated by reference
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	Filed herewith
99	Relationship chart.	Filed herewith